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Household Finance Corporation
Household Affinity Funding Corporation                        Aug-96
Household Affinity Credit Card Master Trust I, Series 1993-1  Sep-96
*************************************************************

*** Trust Portfolio Activity Summary ***




Performance Ratios (expressed as a percentage of Principal Receivables)

   Payment Rate                                                                                      24.455%
   Annualized Gross Cash Yield                                                                       18.699%
   Annualized Default Rate                                                                            6.450%
   Annualized Portfolio Yield                                                                        12.249%

Delinquency status of accounts:
   1 payment ($)                                                                             221,153,606.97
   1 payment (%)                                                                                       3.47%
   2 payments ($)                                                                             74,417,338.96
   2 payments (%)                                                                                      1.17%
   3 payments or more ($)                                                                    148,467,797.74
   3 payments or more (%)                                                                              2.33%
        Total ($)                                                                            444,038,743.67
        Total (%)                                                                                      6.96%

Collections
   Principal                                                                               1,445,295,203.87
   Finance Charge                                                                             65,558,723.64
   Fees                                                                                        9,724,149.07
   Allocated Interchange                                                                      21,063,548.00
   Allocated Recoveries                                                                          540,991.03
   Total                                                                                   1,542,182,615.61

Adjustment Payments                                                                                    0.00
Transfer Deposit Amount                                                                                0.00

Charge-Off Activity
   Defaulted Receivables                                                                      34,790,998.29
   Principal Recoveries                                                                        1,372,460.10
   Defaulted Receivables Repurchased Pursuant to Article 2.07                                          0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03                                          0.00
   Defaulted Amount                                                                           33,418,538.19

*** Reallocated Investor Finance Charge and Administrative Collections ***

Reallocated Investor Finance Charge and Administrative Collections                            16,360,107.81
Investor Defaulted Amount                                                                      5,690,871.07
Series Adjusted Portfolio Yield                                                                      12.092%

*** Class A Invested Percentage Allocations ***

Class A Invested Percentage                                                                      84.9996411%
Fixed Class A Invested Percentage                                                                84.9996411%

Class A Monthly Interest (Due) [Section 4.08(a)]                                               4,497,504.00
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]                                               0.00
Class A Additional Interest (Due) [Section 4.08(a)]                                                    0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]                                            0.00
Class A Investor Default Amount                                                                4,837,219.99
Allocable Servicing Fee (Due) [Section 3]                                                      1,764,713.33
Previously unpaid Allocable Servicing Fee                                                              0.01

Class A Required Amount [Section 4.09(a)]                                                              0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req. Amount [Section 4.13(a)]                                 0.00
     From Cash Collateral Account Withdrawls [Section 4.14(b)]                                         0.00
     From Subordinated Principal Collections [Section 4.15(a)]                                         0.00
     Total ("Funded Class A Required Amount")                                                          0.00

Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)]                             13,906,032.92
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]                                      2,806,595.60
Funded Class A Required Amount                                                                         0.00
Excess Reallocated FC&A to cover previously unpaid Allocated Servicing Fee [Section 4.13(              0.00
Total Available for Class A Invested Percentage Allocations                                   11,099,437.32

Class A Monthly Interest (Paid)                                                                4,497,504.00
Overdue Class A Monthly Interest (Paid)                                                                0.00
Class A Additional Interest (Paid)                                                                     0.00
Overdue Class A Additional Interest (Paid)                                                             0.00
Reimb. of Class A Investor Default Amount (Paid)                                               4,837,219.99
Allocable Servicing Fee (Paid)                                                                 1,764,713.33
Previously unpaid Allocable Servicing Fee (Paid)                                                       0.00

Class A Interest Shortfall                                                                             0.00

*** Class B Invested Percentage Allocations ***                                                        0.00

Class B Invested Percentage                                                                       5.0003400%
Fixed Class B Invested Percentage                                                                 5.0003400%

Class B Monthly Interest (Due) [Section 4.08(b)]                                                 233,840.42
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]                                               0.00
Class B Additional Interest (Due) [Section 4.08(b)]                                                    0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]                                            0.00
Class B Investor Default Amount                                                                  284,562.90

Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummulative Excess Interest                                       0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c)]                                                    0.00
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                                          0.00
     From Subordinated Principal Collections allocable to the Collateral Invested Amount               0.00
     Total Funded                                                                                      0.00

Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d)]                                              284,562.90
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                                          0.00
     From Subordinated Principal Collections allocable to the Collateral Invested Amount               0.00
     Total Funded                                                                                284,562.90

Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)]                                818,061.01
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]                                        584,220.59
Funded Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummulative Excess Interest:                                      0.00
Funded Class B Default Amount                                                                    284,562.90
Total Available for Class B Floating Allocations                                                 518,403.32

Class B Monthly Interest (Paid)                                                                  233,840.42
Overdue Class B Monthly Interest (Paid)                                                                0.00
Class B Additional Interest (Paid)                                                                     0.00
Overdue Class B Additional Interest (Paid)                                                             0.00
Reimbursement Class B Investor Default Amount (Paid)                                             284,562.90

Class B Interest Shortfall                                                                             0.00

*** Collateral Invested Percentage Allocations ***

Collateral Invested Percentage                                                                   10.0000189%

Collateral Monthly Interest (Due) [Section 4.08(c)]                                              604,415.93
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]                                            0.00
Collateral Additional Interest (Due) [Section 4.08(c)]                                                 0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]                                         0.00
Collateral Investor Default Amount                                                               569,088.18

Collateral Invested Percentage of Reallocated FC&A [Section 4.11(b-1)]                         1,636,013.87
Amount that constitutes Excess FC&A [Section 4.11(b-1)(ii)]                                    1,031,597.94
From Excess Reallocated FC&A to Fund Collateral Investor Default Amount [Section 4.13(g)]        569,088.18
Total Available for Collateral Invested Percentage Allocations                                 1,173,504.11

Collateral Monthly Interest (Paid)                                                               604,415.93
Overdue Collateral Monthly Interest (Paid)                                                             0.00
Collateral Additional Interest (Paid)                                                                  0.00
Overdue Collateral Additional Interest (Paid)                                                          0.00
Reimbursement of Collateral Default Amount (Paid)                                                569,088.18

Collateral Interest Shortfall                                                                          0.00


*** Reimbursement of Shortfalls ***

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]                                    2,806,595.60
      Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]                                      584,220.59
      Excess Collateral Interest Reallocated FC&A [Section 4.11(b-1)(ii)]                      1,031,597.94
         Total                                                                                 4,422,414.13
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section 4.13(a)]                                             0.00
    Allocated to reimburse Class A Investor Charge-Offs [Section 4.13(b)]                              0.00
    Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.13(c)]                                                       0.00
    Allocated to fund the Class B Investor Default Amount [Section 4.13(d)]                      284,562.90
    Allocated to reimburse Class B Invested Amount reductions [Section 4.13(e)]                        0.00
    Allocated to unpaid Allocated Servicing Fee from previous periods [Section 4.13(f)]                0.00
    Allocated to fund the Collateral Default Amount [Section 4.13(g)]                            569,088.18
    Allocated to reimburse Collateral Invested Amount reductions [Section 4.13(h)]                     0.00
    Allocated to the Cash Collateral Account [Section 4.13(i)]                                         0.00
    Allocated pursuant to the Collateral Agreement [Section 4.13(j)]                           3,568,763.05

Subordinated Principal Collections [Section 4.15]                                             36,918,964.27
   Allocated to Class A Required Amount [Section 4.15(a)]                                              0.00
   Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.15(b)]                                                       0.00
    Allocated to fund the Class B Investor Default Amount [Section 4.15(c)]                            0.00


*** Amortization Allocations ***

Amortization Events
   [Three Month Average Series Adjusted Portfolio Yield Test]                            Not Triggered
   Other Amortization Events                                                             Not Triggered
Transaction Period                                                                       REVOLVING

Principal Allocation Percentage                                                          N/A
Principal Allocation Percentage Numerator                                                N/A

Available Investor Principal Collections
     Investor Principal Collections                                                          226,630,222.25
     Subordinated Principal Collections                                                                0.00
     Series Allocable Miscellaneous Payments                                                           0.00
     Series 1993-1 Excess Principal Collections                                                        0.00
     [Subordinated Series Reallocated Principal Collections]                                           0.00
  Available Investor Principal Collections                                                   226,630,222.25

Collateral Principal Collections                                                              25,181,188.65

Controlled Distribution Amount                                                           N/A
Class A Monthly Principal (Due) [Section 4.09(a)]                                                      0.00
Class A Monthly Principal (Paid)                                                                       0.00

Deficit Controlled Amortization Amount                                                                 0.00

Total Available to Pay Class B Monthly Principal                                             226,630,222.25
Class B Monthly Principal (Due) [Section 4.09(b)]                                                      0.00
Class B Monthly Principal (Paid)                                                                       0.00

Collateral Monthly Principal (Due) [Section 4.09(c)]                                                   0.00
Collateral Monthly Principal (Paid)                                                                    0.00

Series 1993-1 Principal Shortfall                                                                      0.00
Trust Excess Principal Collections                                                           251,811,410.90


*** Funding Accounts ***

Class A Principal Funding Account deposit                                                N/A
Principal Distributed to Class A Certificateholders                                                    0.00
Class A Principal Funding Account Balance                                                N/A

Class B Principal Funding Account deposits                                                             0.00
Principal Distributed to Class B Certificateholders                                                    0.00
Class B Principal Funding Account Balance                                                N/A

Class A Interest Payment/Deposit
   from Collection Account                                                                     4,497,504.00
   from Principal Funding Account                                                        N/A
   Paid to Class A Certificateholders                                                          4,497,504.00
   Principal Funding Account Balance                                                     N/A

Class B Interest Payment/Deposit
   from Collection Account                                                                       233,840.42
   from Principal Funding Account                                                        N/A
   Paid to Class B Certificateholders                                                            233,840.42
   Principal Funding Account Balance                                                     N/A

Class A Investor Charge-Offs                                                                           0.00
Reimbursement of Class A Investor Charge-Offs                                                          0.00
Cumulative Unreimbursed Class A Investor Charge-Offs                                                   0.00

Reduction of Class B Invested Amount (Other than Class B ICO)                                          0.00
Class B Investor Charge-Offs                                                                           0.00
Reimbursement of Class B Investor Charge-Offs                                                          0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductions                                    0.00

Reduction of the Collateral Invested Amount                                                            0.00
Previous month's ending Collateral Invested Amount                                           105,883,000.00
Current Month's ending Collateral Invested Amount                                            105,883,000.00
Reimbursement of Collateral Invested Amount reductions                                                 0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions                                          0.00

Unpaid current Allocated Servicing Fee                                                                 0.00
Reimbursement of unpaid Allocated Servicing Fee                                                        0.00
Cumulative unreimbursed unpaid Allocated Serving Fee                                                   0.01



*** Receivables Outstanding & Invested Amounts ***

Principal Receivables outstanding [Last Month]                                             6,217,762,366.21
Average Principal outstanding based upon additional accounts                               6,217,762,366.21
Principal Receivables outstanding                                                          6,300,312,024.87
Finance Charge and Administrative Receivables outstanding                                     80,368,381.38

Class A Invested Amount                                                                      900,000,000.00
Class B Invested Amount                                                                       52,945,000.00
Collateral Invested Amount                                                                   105,883,000.00

Series Adjusted Invested Amount                                                            1,058,828,000.00
Series Required Sellers Amount                                                                74,117,960.00
Required Collateral Amount                                                                   105,883,000.00
Available Collateral Amount                                                                  105,883,000.00

Class A Certificate Balance                                                                  900,000,000.00
Class B Certificate Balance                                                                   52,945,000.00


*** Cash Collateral Account ***

Cash Collateral Account [Section 4.14]
   Begin Balance                                                                                       0.00
   Deposit of Excess Collections                                                                       0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                                                                      0.00
      To reimburse Class A Investor Charge-Offs                                                        0.00
      To pay current or overdue Class B Monthly
          Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount                                                                       0.00
      To fund the Class B Investor Default Amount                                                      0.00
      To reimburse Class B Invested Amount reductions                                                  0.00
             Total                                                                                     0.00
   Deposit of Collateral Monthly Principal                                                             0.00
   Net Available                                                                                       0.00
   Required Cash Collateral Amount                                                                     0.00
   Collateral Surplus                                                                                  0.00
   Cash Collateral Account Surplus                                                                     0.00
   End Balance                                                                                         0.00

Collateral Surplus (Prime)                                                                             0.00
Cash Collateral Account Surplus (Prime)                                                                0.00


*** Application of Funds Pursuant to the Collateral Agreement ***

Available Funds
            Collateral Interest                                                                  604,415.93
            Excess                                                                             3,568,763.05
            Earnings on Cash Collateral Account                                                        0.00
            Earnings on Spread, Principal Retention, and Non-Principal Retention  Account              0.00
            Non-Principal Retention Act                                                                0.00
     Available Non-Principal Funds                                                             4,173,178.98
     Available Principal Funds                                                                         0.00

Interest Due on the CA Bank Principal Balance                                                    436,495.66
Fees, expenses and other amounts due                                                                   0.00

Application of Available Funds
     Application of Available Non-Principal Funds [CA Section 2.10(a)]
          Payment of Interest [CA Section 2.10(a)(i)]                                            436,495.66
          Payment of CA Bank Charge-offs [CA Section 2.10(a)(ii)]                                      0.00
          Payment of fees, expenses and other amounts [CA Section 2.10(a)(iii)]                        0.00
          Payment to reduce CA Bank Princ. Balance to Target Amount, pursuant to  CA Sect              0.00
          Payment to reduce CA Bank Princ. Balance to Target Amount, pursuant to  CA Sect              0.00
          Deposit to Non-Principal Retention Account [CA Section 2.10(a)(v)]                           0.00
          Allocated to cover the Spread Account Deficiency [CA Section 2.10(a)(vi)]                    0.00
          Remaining Funds to be Paid to HAFC (CA Residual Interest Holder) [CA Section 2/      3,736,683.32

     Application of Available Principal Funds [CA Secction 2.10(b)]
          Payment to reduce CA Bank Principal Balance [CA Section 2.10(b)(i)]                          0.00
          Payment cover remaining CA Bank Charge-offs [CA Section 2.10(b)(ii)]                         0.00
          Payment cover deficiencies of Non-Principal Applications, pursuant to CA Section 2.10(b)(iii)
               Payment of unpaid Interest                                                              0.00
               Payment of unpaid CA Bank Charge-offs                                                   0.00
               Payment of unpaid fees, expenses and other amounts                                      0.00
          Deposit to the Principal Retention Account [CA Section 2.10(b)(iv)]                          0.00
          Remaining Funds to be Paid to HAFC (CA Residual Interest Holder) [CA Section 2.              0.00

Withdrawls from the Spread Account, pursuant to Section 2.11(b)
          Payment of Interest                                                                          0.00
          Payment of CA Bank Charge-offs                                                               0.00
          Payment of fees, expenses and other amounts                                                  0.00
          Payment to reduce CA Bank Princ. Balance to Target Amount, pursuant to  2.10(a)              0.00
          Payment to reduce CA Bank Princ. Balance to Target Amount, pursuant to  2.10(a)              0.00
          Excess of Spread Amount over Spread Cap to CA Residual Interest                              0.00

Current Excess Spread                                                                          3,736,683.32
Excess Spread Percentage                                                                               4.23%
Quarterly Excess Spread Percentage                                                                     4.22%
Semi-Annual Excess Spread Percentage                                                                   4.72%

CA Bank Interest
CA Bank Target Invested Amount                                                                76,765,175.00
CA Bank Principal Balance                                                                     76,765,175.00
CA Bank Invested Amount                                                                       76,765,175.00
CA Bank Charge-offs                                                                                    0.00
CA Bank Percentage                                                                                    72.50%

CA Residual Interest                                                                          29,117,825.00
CA Residual Invested Amount                                                                   29,117,825.00

Spread Account
     Spread Account Cap                                                                                0.00
     Spread Account Withdrawls                                                                         0.00
     Spread Account Deposits                                                                           0.00
     Spread Account Amount                                                                             0.00
     Spread Account Deficiency                                                                         0.00

     Principal Retention Account                                                                       0.00
     Non-Principal Retention Account                                                                   0.00


*************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                                               Aug-96
Household Affinity Credit Card Master Trust I, Series 1993-1                                      16-Sep-96
*************************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                                                       4.997227
   2. Principal distribution per $1,000 interest                                                   0.000000
   3. Interest distribution per $1,000 interest                                                    4.997227

B. Calculation of Class A Interest

   1. Calculation of Class A Certificate Rate                                                      0.000000%
     a. One-month LIBOR                                                                            5.421880%
     b. Spread                                                                                     0.200000%
     c. Class A Certificate Rate                                                                   5.621880%
   2. Beginning Invested Amount                                                              900,000,000.00
   3. Number of Days in the Interest Period                                                              32

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                                                1,542,182,615.61
      (b) Collections of Finance Charge & Administrative Receivables                          96,887,411.74
      (c) Collections of Principal                                                         1,445,295,203.87

   2. Allocation of Receivables
      (a) Class A Invested Percentage                                                            84.9996411%
      (b) Principal Allocation Percentage                                                N/A

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account                                                                    0.00
      (b) Total amount on deposit in Principal
          Funding Account                                                                N/A

   4. Delinquent Balances
      (a) Delinquent one payment -- ($)                                                      221,153,606.97
                                    (%)                                                                3.47%
      (b) Delinquent two payments -- ($)                                                      74,417,338.96
                                     (%)                                                               1.17%
      (c) Delinquent three or more payments -- ($)                                           148,467,797.74
                                               (%)                                                     2.33%

   5. Class A Investor Default Amount                                                          4,837,219.98


CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution
          Date(s) with respect to the Payment Date                                                     0.00
      (b) The amount of Item 6(a) per $1,000 interest                                                  0.00
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs                                                                         0.00
      (d) The amount of Item 6(c) per $1,000 interest                                                  0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of such Payment Date                                           0.00

   7. Allocable Servicing Fee paid for the Distribution                                                0.00
      Date(s) with respect to the Payment Date                                                 1,764,713.33

   8. Deficit Controlled Amortization Amount for such Payment Date                                     0.00

D. Class A Pool Factor                                                                            1.0000000

E. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                                          6,300,312,024.87

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period                                 80,368,381.38

F. Class B Certificates

   1. Class B Invested Amount as of the end of the Payment Date                               52,945,000.00

   2. Available Collateral Invested Amount as of the end of the Payment Date                 105,883,000.00

***********************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                                            31-Aug-96
Household Affinity Credit Card Master Trust I, Series 1993-1                                      16-Sep-96
**********************************************************

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                                                       4.416667
   2. Principal distribution per $1,000 interest                                                   0.000000
   3. Interest distribution per $1,000 interest                                                    4.416667

B. Calculation of Class B Interest

   1. Class B Coupon                                                                                   5.30%
   2. Beginning Invested Amount                                                               52,945,000.00

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                                                1,542,182,615.61
      (b) Collections of FC&A                                                                 96,887,411.74
      (c) Collections of Principal                                                         1,445,295,203.87

   2. Allocation of Receivables
      (a) Class B Invested Percentage                                                             5.0003400%
      (b) Principal Allocation Percentage                                                N/A
                                                                                       0
   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account                                                                0.00
      (b) Total amount on deposit in Principal
          Funding Account                                                                N/A
                                                                                       0
   4. Delinquent Balances
      (a) Delinquent one payment -- ($)                                                      221,153,606.97
                                    (%)                                                                3.47%
      (b) Delinquent two payments -- ($)                                                      74,417,338.96
                                     (%)                                                               1.17%
      (c) Delinquent three or more payments -- ($)                                           148,467,797.74
                                               (%)                                                     2.33%
                                                                                       0
   5. Class B Investor Default Amount                                                            284,562.90
                                                                                       0

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT
                                                                                       0
   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date                                                                                 0.00
      (b) The amount of Item 6(a) per $1,000 interest                                                  0.00
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other reductions                                                    0.00
      (d) The amount of Item 6(c) per $1,000 interest                                                  0.00
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B
          Invested Amount as of the end of such Payment Date                                           0.00

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date                                                                          0.00
      (b) Available Cash Collateral Amount as a percent of the
          Class B Invested Amount, each at close of business on the
          Payment Date                                                                                 0.00%
                                                                                       0
   8. Available Collateral Invested Amount                                                   105,883,000.00
                                                                                       0
   9. Deficit Controlled Amortization Amount for such Payment Date                                     0.00
                                                                                       0
D. Class B Pool Factor                                                                            1.0000000
                                                                                       0
E. Receivables Balances
                                                                                       0
   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                                          6,300,312,024.87

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period                                 80,368,381.38


*******************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                                               Aug-96
Household Affinity Credit Card Master Trust I, Series 1993-2                                      16-Sep-96
*******************************************************************

*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal Receivables)
   Payment Rate                                                                                      24.455%
   Annualized Gross Cash Yield                                                                       18.699%
   Annualized Default Rate                                                                            6.450%
   Annualized Portfolio Yield                                                                        12.249%

Delinquency status of accounts:
   1 payment ($)                                                                             221,153,606.97
   1 payment (%)                                                                                       3.47%
   2 payments ($)                                                                             74,417,338.96
   2 payments (%)                                                                                      1.17%
   3 payments or more ($)                                                                    148,467,797.74
   3 payments or more (%)                                                                              2.33%
        Total ($)                                                                            444,038,743.67
        Total (%)                                                                                      6.96%

Collections
   Principal                                                                               1,445,295,203.87
   Finance Charge                                                                             65,558,723.64
   Fees                                                                                        9,724,149.07
   Allocated Interchange                                                                      21,063,548.00
   Allocated Recoveries                                                                          540,991.03
   Total                                                                                   1,542,182,615.61

Adjustment Payments                                                                                    0.00
Transfer Deposit Amount                                                                                0.00

Charge-Off Activity
   Defaulted Receivables                                                                      34,790,998.29
   Principal Recoveries                                                                        1,372,460.10
   Defaulted Receivables Repurchased Pursuant to Article 2.07                                          0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03                                          0.00
   Defaulted Amount                                                                           33,418,538.19

*** Reallocated Investor Finance Charge and Administrative Collections ***

Reallocated Investor Finance Charge and Administrative Collections                             8,938,348.55
Investor Defaulted Amount                                                                      3,161,585.48
Series Adjusted Portfolio Yield                                                                      11.785%

*** Class A Invested Percentage Allocations ***

Class A Invested Percentage                                                                      84.9998980%
Fixed Class A Invested Percentage                                                                84.9998980%

Class A Monthly Interest (Due) [Section 4.08(a)]                                               2,333,333.33
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]                                               0.00
Class A Additional Interest (Due) [Section 4.08(a)]                                                    0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]                                            0.00
Class A Investor Default Amount                                                                2,687,344.43
Allocable Servicing Fee (Due) [Section 3]                                                        980,393.33
Previously unpaid Allocable Servicing Fee                                                              0.00

Class A Required Amount [Section 4.09(a)]                                                              0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req. Amount [Section 4.13(a)]                                 0.00
     From Cash Collateral Account Withdrawls [Section 4.14(b)]                                         0.00
     From Subordinated Principal Collections [Section 4.15(a)]                                         0.00
     Total ("Funded Class A Required Amount")                                                          0.00

Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)]                              7,597,587.15
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]                                      1,596,516.06
Funded Class A Required Amount                                                                         0.00
Excess Reallocated FC&A to cover previously unpaid Allocated Servicing Fee [Section 4.13(              0.00
Total Available for Class A Invested Percentage Allocations                                    6,001,071.09

Class A Monthly Interest (Paid)                                                                2,333,333.33
Overdue Class A Monthly Interest (Paid)                                                                0.00
Class A Additional Interest (Paid)                                                                     0.00
Overdue Class A Additional Interest (Paid)                                                             0.00
Reimb. of Class A Investor Default Amount (Paid)                                               2,687,344.43
Allocable Servicing Fee (Paid)                                                                   980,393.33
Previously unpaid Allocable Servicing Fee (Paid)                                                       0.00

Class A Interest Shortfall                                                                             0.00

*** Class B Invested Percentage Allocations ***

Class B Invested Percentage                                                                       5.0000340%
Fixed Class B Invested Percentage                                                                 5.0000340%

Class B Monthly Interest (Due) [Section 4.08(b)]                                                 144,609.00
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]                                               0.00
Class B Additional Interest (Due) [Section 4.08(b)]                                                    0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]                                            0.00
Class B Investor Default Amount                                                                  158,080.35

Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummulative Excess Interest                                       0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c)]                                                    0.00
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                                          0.00
     From Subordinated Principal Collections allocable to the Collateral Invested Amount               0.00
     Total Funded                                                                                      0.00

Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d)]                                              158,080.35
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                                          0.00
     From Subordinated Principal Collections allocable to the Collateral Invested Amount               0.00
     Total Funded                                                                                158,080.35

Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)]                                446,920.47
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]                                        302,311.47
Funded Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummulative Excess Interest:                                      0.00
Funded Class B Default Amount                                                                    158,080.35
Total Available for Class B Floating Allocations                                                 302,689.35

Class B Monthly Interest (Paid)                                                                  144,609.00
Overdue Class B Monthly Interest (Paid)                                                                0.00
Class B Additional Interest (Paid)                                                                     0.00
Overdue Class B Additional Interest (Paid)                                                             0.00
Reimbursement Class B Investor Default Amount (Paid)                                             158,080.35

Class B Interest Shortfall                                                                             0.00

*** Collateral Invested Percentage Allocations ***

Collateral Invested Percentage                                                                   10.0000680%

Collateral Monthly Interest (Due) [Section 4.08(c)]                                              335,787.26
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]                                            0.00
Collateral Additional Interest (Due) [Section 4.08(c)]                                                 0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]                                         0.00
Collateral Investor Default Amount                                                               316,160.70

Collateral Invested Percentage of Reallocated FC&A [Section 4.11(b-1)]                           893,840.93
Amount that constitutes Excess FC&A [Section 4.11(b-1)(ii)]                                      558,053.67
From Excess Reallocated FC&A to Fund Collateral Investor Default Amount [Section 4.13(g)]        316,160.70
Total Available for Collateral Invested Percentage Allocations                                   651,947.96

Collateral Monthly Interest (Paid)                                                               335,787.26
Overdue Collateral Monthly Interest (Paid)                                                             0.00
Collateral Additional Interest (Paid)                                                                  0.00
Overdue Collateral Additional Interest (Paid)                                                          0.00
Reimbursement of Collateral Default Amount (Paid)                                                316,160.70

Collateral Interest Shortfall                                                                          0.00


*** Reimbursement of Shortfalls ***

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]                                    1,596,516.06
      Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]                                      302,311.47
      Excess Collateral Interest Reallocated FC&A [Section 4.11(b-1)(ii)]                        558,053.67
         Total                                                                                 2,456,881.20
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section 4.13(a)]                                             0.00
    Allocated to reimburse Class A Investor Charge-Offs [Section 4.13(b)]                              0.00
    Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.13(c)]                                                       0.00
    Allocated to fund the Class B Investor Default Amount [Section 4.13(d)]                      158,080.35
    Allocated to reimburse Class B Invested Amount reductions [Section 4.13(e)]                        0.00
    Allocated to unpaid Allocated Servicing Fee from previous periods [Section 4.13(f)]                0.00
    Allocated to fund the Collateral Default Amount [Section 4.13(g)]                            316,160.70
    Allocated to reimburse Collateral Invested Amount reductions [Section 4.13(h)]                     0.00
    Allocated to the Cash Collateral Account [Section 4.13(i)]                                         0.00
    Allocated pursuant to the Collateral Agreement [Section 4.13(j)]                           1,982,640.15

Subordinated Principal Collections [Section 4.15]                                             20,510,122.47
   Allocated to Class A Required Amount [Section 4.15(a)]                                              0.00
   Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.15(b)]                                                       0.00
    Allocated to fund the Class B Investor Default Amount [Section 4.15(c)]                            0.00


*** Amortization Allocations ***

Amortization Events
   [Three Month Average Series Adjusted Portfolio Yield Test]                            Not Triggered
   Other Amortization Events                                                             Not Triggered
Transaction Period                                                                       REVOLVING

Principal Allocation Percentage                                                          N/A
Principal Allocation Percentage Numerator                                                N/A

Available Investor Principal Collections
     Investor Principal Collections                                                          125,905,229.80
     Subordinated Principal Collections                                                                0.00
     Series Allocable Miscellaneous Payments                                                           0.00
     Series 1993-2 Excess Principal Collections                                                        0.00
     [Subordinated Series Reallocated Principal Collections]                                           0.00
  Available Investor Principal Collections                                                   125,905,229.80

Collateral Principal Collections                                                              13,989,575.68

Controlled Distribution Amount                                                           N/A
Class A Monthly Principal (Due) [Section 4.09(a)]                                                      0.00
Class A Monthly Principal (Paid)                                                                       0.00

Deficit Controlled Amortization Amount                                                                 0.00

Total Available to Pay Class B Monthly Principal                                             125,905,229.80
Class B Monthly Principal (Due) [Section 4.09(b)]                                                      0.00
Class B Monthly Principal (Paid)                                                                       0.00

Collateral Monthly Principal (Due) [Section 4.09(c)]                                                   0.00
Collateral Monthly Principal (Paid)                                                                    0.00

Series 1993-2 Principal Shortfall                                                                      0.00
Trust Excess Principal Collections                                                           139,894,805.48


*** Funding Accounts ***

Class A Principal Funding Account deposit                                                N/A
Principal Distributed to Class A Certificateholders                                                    0.00
Class A Principal Funding Account Balance                                                N/A

Class B Principal Funding Account deposits                                                             0.00
Principal Distributed to Class B Certificateholders                                                    0.00
Class B Principal Funding Account Balance                                                N/A

Class A Interest Payment/Deposit
   from Collection Account                                                                     2,333,333.33
   from Principal Funding Account                                                        N/A
   Paid to Class A Certificateholders                                                          2,333,333.33
   Principal Funding Account Balance                                                     N/A

Class B Interest Payment/Deposit
   from Collection Account                                                                       144,609.00
   from Principal Funding Account                                                        N/A
   Paid to Class B Certificateholders                                                            144,609.00
   Principal Funding Account Balance                                                     N/A

Class A Investor Charge-Offs                                                                           0.00
Reimbursement of Class A Investor Charge-Offs                                                          0.00
Cumulative Unreimbursed Class A Investor Charge-Offs                                                   0.00

Reduction of Class B Invested Amount (Other than Class B ICO)                                          0.00
Class B Investor Charge-Offs                                                                           0.00
Reimbursement of Class B Investor Charge-Offs                                                          0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductions                                    0.00

Reduction of the Collateral Invested Amount                                                            0.00
Previous month's ending Collateral Invested Amount                                            58,824,000.00
Current Month's ending Collateral Invested Amount                                             58,824,000.00
Reimbursement of Collateral Invested Amount reductions                                                 0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions                                          0.00

Unpaid current Allocated Servicing Fee                                                                 0.00
Reimbursement of unpaid Allocated Servicing Fee                                                        0.00
Cumulative unreimbursed unpaid Allocated Serving Fee                                                   0.00



*** Receivables Outstanding & Invested Amounts ***

Principal Receivables outstanding [Last Month]                                             6,217,762,366.21
Average Principal outstanding based upon additional accounts                               6,217,762,366.21
Principal Receivables outstanding                                                          6,300,312,024.87
Finance Charge and Administrative Receivables outstanding                                     80,368,381.38

Class A Invested Amount                                                                      500,000,000.00
Class B Invested Amount                                                                       29,412,000.00
Collateral Invested Amount                                                                    58,824,000.00

Series Adjusted Invested Amount                                                              588,236,000.00
Series Required Sellers Amount                                                                41,176,520.00
Required Collateral Amount                                                                    58,824,000.00
Available Collateral Amount                                                                   58,824,000.00

Class A Certificate Balance                                                                  500,000,000.00
Class B Certificate Balance                                                                   29,412,000.00


*** Cash Collateral Account ***

Cash Collateral Account [Section 4.14]
   Begin Balance                                                                                       0.00
   Deposit of Excess Collections                                                                       0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                                                                      0.00
      To reimburse Class A Investor Charge-Offs                                                        0.00
      To pay current or overdue Class B Monthly
          Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount                                                                       0.00
      To fund the Class B Investor Default Amount                                                      0.00
      To reimburse Class B Invested Amount reductions                                                  0.00
             Total                                                                                     0.00
   Deposit of Collateral Monthly Principal                                                             0.00
   Net Available                                                                                       0.00
   Required Cash Collateral Amount                                                                     0.00
   Collateral Surplus                                                                                  0.00
   Cash Collateral Account Surplus                                                                     0.00
   End Balance                                                                                         0.00

Collateral Surplus (Prime)                                                                             0.00
Cash Collateral Account Surplus (Prime)                                                                0.00


*** Application of Funds Pursuant to the Collateral Agreement ***

Available Funds
            Collateral Interest                                                                  335,787.26
            Excess                                                                             1,982,640.15
            Earnings on Cash Collateral Account                                                   13,895.52
            Earnings on Spread, Principal Retention, and Non-Principal Retention  Account              0.00
            Non-Principal Retention Act                                                                0.00
     Available Non-Principal Funds                                                             2,332,322.93
     Available Principal Funds                                                                         0.00

Interest Due on the CA Investor Principal Balance                                                258,172.21
Fees, expenses and other amounts due                                                                   0.00

Application of Available Funds
     Application of Available Non-Principal Funds [CA Section 2.10(a)]
          Payment of Interest [CA Section 2.10(a)(i)]                                            258,172.21
          Payment of CA Investor Charge-offs [CA Section 2.10(a)(ii)]                                  0.00
          Payment of fees, expenses and other amounts [CA Section 2.10(a)(iii)]                        0.00
          Payment to reduce CA Investor Princ. Bal. to Target Amount, pursuant to  CA Sec              0.00
          Deposit to Non-Principal Retention Account [CA Section 2.10(a)(iv)]                          0.00
          Allocated to cover the Spread Account Deficiency [CA Section 2.10(a)(v)]                     0.00
          Remaining Funds to be Paid to HAFC (CA Residual Interest Holder) [CA Section 2/      2,074,150.72

     Application of Available Principal Funds [CA Section 2.10(b)]
          Payment to reduce CA Investor Principal Balance [CA Section 2.10(b)(i)]                      0.00
          Payment cover remaining CA Investor Charge-offs [CA Section 2.10(b)(ii)]                     0.00
          Payment cover deficiencies of Non-Principal Applications, pursuant to CA Section 2.10(b)(iii)
               Payment of unpaid Interest                                                              0.00
               Payment of unpaid CA Investor Charge-offs                                               0.00
               Payment of unpaid fees, expenses and other amounts                                      0.00
          Deposit to the Principal Retention Account (during early am. only) [CA Section               0.00
          Remaining Funds to be Paid to HAFC (CA Residual Interest Holder) [CA Section 2.              0.00

Withdrawls from the Spread Account, pursuant to Section 2.11(b)
          Payment of Interest                                                                          0.00
          Payment of CA Investor Charge-offs                                                           0.00
          Payment of fees, expenses and other amounts                                                  0.00
          Payment to reduce CA Investor Princ. Balance to Target Amount, pursuant to  2.1              0.00
          Payment to reduce CA Investor Princ. Balance to Target Amount, pursuant to  2.1              0.00
          Excess of Spread Amount over Spread Cap to CA Residual Interest                              0.00

Current Excess Spread                                                                          2,074,150.72
Excess Spread Percentage                                                                               4.23%
Quarterly Excess Spread Percentage                                                                     4.20%

CA Investor Interest
CA Investor Target Invested Amount                                                            47,059,200.00
CA Investor Principal Balance                                                                 47,059,200.00
CA Investor Invested Amount                                                                   47,059,200.00
CA Investor Charge-offs                                                                                0.00
CA Investor Percentage (after dist. this month)                                                       80.00%

CA Residual Interest (after dist. this month)                                                 11,764,800.00
CA Residual Invested Amount (after dist. this month)                                          11,764,800.00
CA Residual Target                                                                            11,764,800.00

Spread Account
     Spread Account Cap                                                                                0.00
        Quarterly Excess Cap                                                                           0.00
        Payment Rate Cap                                                                               0.00
     Spread Account Withdrawls                                                                         0.00
     Spread Account Deposits                                                                           0.00
     Spread Account Amount                                                                             0.00
     Spread Account Deficiency                                                                         0.00

     Principal Retention Account                                                                       0.00
     Non-Principal Retention Account                                                                   0.00




*** Application of Funds Pursuant to the Subordinated Collateral Agreement ***

Available Funds
     Available Non-Principal Funds                                                             2,074,150.72
     Available Principal Funds                                                                         0.00

Interest Due on the SCA Investor Principal Balance                                                55,858.33
Fees, expenses and other amounts due                                                                   0.00

Application of Available Funds
     Application of Available Non-Principal Funds [SCA Section ]
          Payment of Interest [SCA Section ]                                                      55,858.33
          Payment of SCA Investor Charge-offs [SCA Section ]                                           0.00
          Payment of fees, expenses and other amounts [SCA Section ]                                   0.00
          Payment to reduce SCA Investor Princ. Bal. to Target Amount, pursuant to SCA Se              0.00
          Deposit to Non-Principal Retention Account [SCA Section ]                                    0.00
          Allocated to cover the Spread Account Deficiency [SCA Section ]                              0.00
          Remaining Funds to be Paid to HAFC (SCA Residual Interest Holder) [SCA Section       2,018,292.39

     Application of Available Principal Funds [SCA Section ]
          Payment to reduce SCA Investor Principal Balance [SCA Section ]                              0.00
          Payment cover remaining SCA Investor Charge-offs [SCA Section ]                              0.00
          Payment cover deficiencies of Non-Principal Applications, pursuant to SCA Section
               Payment of unpaid Interest                                                              0.00
               Payment of unpaid SCA Investor Charge-offs                                              0.00
               Payment of unpaid fees, expenses and other amounts                                      0.00
          Deposit to the Principal Retention Account (during early am only) [SCA Section               0.00
          Remaining Funds to be Paid to HAFC (SCA Residual Interest Holder) [SCA Section               0.00

Withdrawls from the Spread Account, pursuant to Section
          Payment of Interest                                                                          0.00
          Payment of SCA Investor Charge-offs                                                          0.00
          Payment of fees, expenses and other amounts                                                  0.00
          Payment to reduce SCA Investor Princ. Balance to Target Amount, pursuant to  Se              0.00
          Payment to reduce SCA Investor Princ. Balance to Target Amount, pursuant to  Se              0.00
          Excess of Spread Amount over Spread Cap to CA Residual Interest                              0.00

Current Excess Spread                                                                          2,018,292.39
Monthly Excess Spread Percentage                                                                       4.12%
Bi-Monthly Excess Spread Percentage                                                                    4.78%
Quarterly Excess Spread Percentage                                                                     4.09%
Semi-annual Excess Spread Percentage                                                                   4.58%

SCA Investor Interest
SCA Investor Target Invested Amount                                                            8,823,600.00
SCA Investor Principal Balance                                                                 8,823,600.00
SCA Investor Invested Amount                                                                   8,823,600.00
SCA Investor Charge-offs                                                                               0.00
SCA Investor Percentage (after dist. this month)                                                      15.00%

SCA Residual Interest (after dist. this month)                                                 2,941,200.00
SCA Residual Invested Amount (after dist. this month)                                          2,941,200.00
SCA Residual Target                                                                            2,941,200.00

Spread Account
     Overall Spread Account Cap                                                                2,941,200.00
       Payment rate Spread Account Cap                                                                 0.00
       Monthly Spread Account Cap                                                                      0.00
       Bi-Monthly Spread Account Cap                                                           2,941,200.00
       Quarterly Excess Spread Cap                                                             2,941,200.00
       Semi-Annual Excess Spread Cap                                                           2,941,200.00
     Spread Account Withdrawls                                                                         0.00
     Spread Account Deposits                                                                           0.00
     Spread Account Amount                                                                     2,941,200.00
     Spread Account Deficiency                                                                         0.00

     Principal Retention Account                                                                       0.00
     Non-Principal Retention Account                                                                   0.00

Total Spread Account Amount                                                                    2,941,200.00


Calculation of Collateral Agreement Commitment Fee

Current CA Investor Principal Balance                                                         47,059,200.00

Current Maximum CA Investor Target Invested Amount                                            47,059,200.00

Current CA Investor Commitment Amount                                                                  0.00

CA Investor Commitment Fee Rate                                                                       0.375%

CA Investor Commitment Fee                                                                             0.00


Calculation of Subordinated Collateral Agreement Commitment Fee

Current SCA Investor Principal Balance                                                         8,823,600.00

Current SCA Investor Target Invested Amount                                                    8,823,600.00

Current SCA Investor Commitment Amount                                                                 0.00

SCA Investor Commitment Fee Rate                                                                      0.420%

SCA Investor Commitment Fee                                                                            0.00

Household Finance Corporation
Household Affinity Funding Corporation                                                               Aug-96
Household Affinity Credit Card Master Trust I, Series 1993-2                                      16-Sep-96
                                                                                                  16-Sep-96
******************************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                                                       4.666667
   2. Principal distribution per $1,000 interest                                                   0.000000
   3. Interest distribution per $1,000 interest                                                    4.666667

B. Calculation of Class A Interest

   1. Class A Certificate Coupon                                                                       5.60%
   2. Beginning Invested Amount                                                              500,000,000.00

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                                                1,542,182,615.61
      (b) Collections of Finance Charge & Administrative Receivables                          96,887,411.74
      (c) Collections of Principal                                                         1,445,295,203.87

   2. Allocation of Receivables
      (a) Class A Invested Percentage                                                            84.9998980%
      (b) Principal Allocation Percentage                                                N/A

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account                                                                    0.00
      (b) Total amount on deposit in Principal
          Funding Account                                                                N/A

   4. Delinquent Balances
      (a) Delinquent one payment -- ($)                                                      221,153,606.97
                                    (%)                                                                3.47%
      (b) Delinquent two payments -- ($)                                                      74,417,338.96
                                     (%)                                                               1.17%
      (c) Delinquent three or more payments -- ($)                                           148,467,797.74
                                               (%)                                                     2.33%

   5. Class A Investor Default Amount                                                          2,687,344.43


CLASS  A  CERTIFICATEHOLDER'S  STATEMENT


      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution
          Date(s) with respect to the Payment Date                                                     0.00
      (b) The amount of Item 6(a) per $1,000 interest                                                  0.00
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs                                                                         0.00
      (d) The amount of Item 6(c) per $1,000 interest                                                  0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of such Payment Date                                           0.00

   7. Allocable Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Date                                                   980,393.33

   8. Deficit Controlled Amortization Amount for such Payment Date                                     0.00

D. Class A Pool Factor                                                                            1.0000000

E. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                                          6,300,312,024.87

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period                                 80,368,381.38

F. Class B Certificates

   1. Class B Invested Amount as of the end of the Payment Date                               29,412,000.00

   2. Available Collateral Invested Amount as of the end of the Payment Date                  58,824,000.00


******************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                                               Aug-96
Household Affinity Credit Card Master Trust I, Series 1993-2                                         Sep-96

*********************************************************************
A. Information Regarding Distributions
   1. Total distribution per $1,000 interest                                                       4.916667
   2. Principal distribution per $1,000 interest                                                   0.000000
   3. Interest distribution per $1,000 interest                                                    4.916667

B. Calculation of Class B Interest
   1. Class B Certificate Coupon                                                                     5.9000%
   2. Beginning Class B Invested Amount                                                       29,412,000.00

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                                                1,542,182,615.61
      (b) Collections of FC&A                                                                 96,887,411.74
      (c) Collections of Principal                                                         1,445,295,203.87

   2. Allocation of Receivables
      (a) Class B Invested Percentage                                                             5.0000340%
      (b) Principal Allocation Percentage                                                N/A

   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account                                                            0.000000
      (b) Total amount on deposit in Principal
          Funding Account                                                                N/A

   4. Delinquent Balances
      (a) Delinquent one payment -- ($)                                                      221,153,606.97
                                    (%)                                                                3.47%
      (b) Delinquent two payments -- ($)                                                      74,417,338.96
                                                                                                       1.17%
      (c) Delinquent three or more payments -- ($)                                           148,467,797.74
                                                                                                       2.33%

   5. Class B Investor Default Amount                                                            158,080.35


CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date                                                                             0.000000
      (b) The amount of Item 6(a) per $1,000 interest                                              0.000000
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other reductions                                                0.000000
      (d) The amount of Item 6(c) per $1,000 interest                                              0.000000
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B
          Invested Amount as of the end of such Payment Date                                       0.000000

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date                                                                      0.000000
      (b) Available Cash Collateral Amount as a percent of the
          Class B Invested Amount, each at close of business on the                                0.000000
          Payment Date                                                                             0.000000

   8. Available Collateral Invested Amount                                                    58,824,000.00

   9. Deficit Controlled Amortization Amount for such Payment Date                                     0.00

D. Class B Pool Factor                                                                          1.000000000

E. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                                          6,300,312,024.87

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period                                 80,368,381.38

***************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                                               Aug-96
Household Affinity Credit Card Master Trust I, Series 1993-3                                      16-Sep-96
***************************************************************

*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal Receivables)
   Payment Rate                                                                                      24.455%
   Annualized Gross Cash Yield                                                                       18.699%
   Annualized Default Rate                                                                            6.450%
   Annualized Portfolio Yield                                                                        12.249%

Delinquency status of accounts:
   1 payment ($)                                                                             221,153,606.97
   1 payment (%)                                                                                       3.47%
   2 payments ($)                                                                             74,417,338.96
   2 payments (%)                                                                                      1.17%
   3 payments or more ($)                                                                    148,467,797.74
   3 payments or more (%)                                                                              2.33%
        Total ($)                                                                            444,038,743.67
        Total (%)                                                                                      6.96%

Collections
   Principal                                                                               1,445,295,203.87
   Finance Charge                                                                             65,558,723.64
   Fees                                                                                        9,724,149.07
   Allocated Interchange                                                                      21,063,548.00
   Allocated Recoveries                                                                          540,991.03
   Total                                                                                   1,542,182,615.61

Adjustment Payments                                                                                    0.00
Transfer Deposit Amount                                                                                0.00

Charge-Off Activity
   Defaulted Receivables                                                                      34,790,998.29
   Principal Recoveries                                                                        1,372,460.10
   Defaulted Receivables Repurchased Pursuant to Article 2.07                                          0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03                                          0.00
   Defaulted Amount                                                                           33,418,538.19

*** Reallocated Investor Finance Charge and Administrative Collections ***

Reallocated Investor Finance Charge and Administrative Collections                             9,067,010.72
Investor Defaulted Amount                                                                      3,161,585.48
Series Adjusted Portfolio Yield                                                                      12.047%

*** Class A Invested Percentage Allocations ***

Class A Invested Percentage                                                                      84.9998980%
Fixed Class A Invested Percentage                                                                84.9998980%

Class A Monthly Interest (Due) [Section 4.08(a)]                                               2,485,280.00
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]                                               0.00
Class A Additional Interest (Due) [Section 4.08(a)]                                                    0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]                                            0.00
Class A Investor Default Amount                                                                2,687,344.43
Allocable Servicing Fee (Due) [Section 3]                                                        980,393.33
Previously unpaid Allocable Servicing Fee                                                              0.01

Class A Required Amount [Section 4.09(a)]                                                              0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req. Amount [Section 4.13(a)]                                 0.00
     From Cash Collateral Account Withdrawls [Section 4.14(b)]                                         0.00
     From Subordinated Principal Collections [Section 4.15(a)]                                         0.00
     Total ("Funded Class A Required Amount")                                                          0.00

Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)]                              7,706,949.86
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]                                      1,553,932.09
Funded Class A Required Amount                                                                         0.00
Excess Reallocated FC&A to cover previously unpaid Allocated Servicing Fee [Section 4.13(              0.00
Total Available for Class A Invested Percentage Allocations                                    6,153,017.77

Class A Monthly Interest (Paid)                                                                2,485,280.00
Overdue Class A Monthly Interest (Paid)                                                                0.00
Class A Additional Interest (Paid)                                                                     0.00
Overdue Class A Additional Interest (Paid)                                                             0.00
Reimb. of Class A Investor Default Amount (Paid)                                               2,687,344.43
Allocable Servicing Fee (Paid)                                                                   980,393.33
Previously unpaid Allocable Servicing Fee (Paid)                                                       0.01

Class A Interest Shortfall                                                                             0.00

*** Class B Invested Percentage Allocations ***

Class B Invested Percentage                                                                       5.0000340%
Fixed Class B Invested Percentage                                                                 5.0000340%

Class B Monthly Interest (Due) [Section 4.08(b)]                                                 121,324.50
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]                                               0.00
Class B Additional Interest (Due) [Section 4.08(b)]                                                    0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]                                            0.00
Class B Investor Default Amount                                                                  158,080.35

Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummulative Excess Interest                                       0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c)]                                                    0.00
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                                          0.00
     From Subordinated Principal Collections allocable to the Collateral Invested Amount               0.00
     Total Funded                                                                                      0.00

Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d)]                                              158,080.35
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                                          0.00
     From Subordinated Principal Collections allocable to the Collateral Invested Amount               0.00
     Total Funded                                                                                158,080.35

Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)]                                453,353.62
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]                                        332,029.12
Funded Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummulative Excess Interest:                                      0.00
Funded Class B Default Amount                                                                    158,080.35
Total Available for Class B Floating Allocations                                                 279,404.85

Class B Monthly Interest (Paid)                                                                  121,324.50
Overdue Class B Monthly Interest (Paid)                                                                0.00
Class B Additional Interest (Paid)                                                                     0.00
Overdue Class B Additional Interest (Paid)                                                             0.00
Reimbursement Class B Investor Default Amount (Paid)                                             158,080.35

Class B Interest Shortfall                                                                             0.00

*** Collateral Invested Percentage Allocations ***

Collateral Invested Percentage                                                                   10.0000680%

Collateral Monthly Interest (Due) [Section 4.08(c)]                                              335,787.26
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]                                            0.00
Collateral Additional Interest (Due) [Section 4.08(c)]                                                 0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]                                         0.00
Collateral Investor Default Amount                                                               316,160.70

Collateral Invested Percentage of Reallocated FC&A [Section 4.11(b-1)]                           906,707.24
Amount that constitutes Excess FC&A [Section 4.11(b-1)(ii)]                                      570,919.98
From Excess Reallocated FC&A to Fund Collateral Investor Default Amount [Section 4.13(g)]        316,160.70
Total Available for Collateral Invested Percentage Allocations                                   651,947.96

Collateral Monthly Interest (Paid)                                                               335,787.26
Overdue Collateral Monthly Interest (Paid)                                                             0.00
Collateral Additional Interest (Paid)                                                                  0.00
Overdue Collateral Additional Interest (Paid)                                                          0.00
Reimbursement of Collateral Default Amount (Paid)                                                316,160.70

Collateral Interest Shortfall                                                                          0.00


*** Reimbursement of Shortfalls ***

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]                                    1,553,932.09
      Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]                                      332,029.12
      Excess Collateral Interest Reallocated FC&A [Section 4.11(b-1)(ii)]                        570,919.98
         Total                                                                                 2,456,881.19
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section 4.13(a)]                                             0.00
    Allocated to reimburse Class A Investor Charge-Offs [Section 4.13(b)]                              0.00
    Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.13(c)]                                                       0.00
    Allocated to fund the Class B Investor Default Amount [Section 4.13(d)]                      158,080.35
    Allocated to reimburse Class B Invested Amount reductions [Section 4.13(e)]                        0.00
    Allocated to unpaid Allocated Servicing Fee from previous periods [Section 4.13(f)]                0.00
    Allocated to fund the Collateral Default Amount [Section 4.13(g)]                            316,160.70
    Allocated to reimburse Collateral Invested Amount reductions [Section 4.13(h)]                     0.00
    Allocated to the Cash Collateral Account [Section 4.13(i)]                                         0.00
    Allocated pursuant to the Collateral Agreement [Section 4.13(j)]                           1,982,640.14

Subordinated Principal Collections [Section 4.15]                                             20,510,122.47
   Allocated to Class A Required Amount [Section 4.15(a)]                                              0.00
   Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.15(b)]                                                       0.00
    Allocated to fund the Class B Investor Default Amount [Section 4.15(c)]                            0.00


*** Amortization Allocations ***

Amortization Events
   [Three Month Average Series Adjusted Portfolio Yield Test]                            Not Triggered
   Other Amortization Events                                                             Not Triggered
Transaction Period                                                                       REVOLVING

Principal Allocation Percentage                                                          N/A
Principal Allocation Percentage Numerator                                                N/A

Available Investor Principal Collections
     Investor Principal Collections                                                          125,905,229.80
     Subordinated Principal Collections                                                                0.00
     Series Allocable Miscellaneous Payments                                                           0.00
     Series 1993-3 Excess Principal Collections                                                        0.00
     [Subordinated Series Reallocated Principal Collections]                                           0.00
  Available Investor Principal Collections                                                   125,905,229.80

Collateral Principal Collections                                                              13,989,575.68

Controlled Distribution Amount                                                           N/A
Class A Monthly Principal (Due) [Section 4.09(a)]                                                      0.00
Class A Monthly Principal (Paid)                                                                       0.00

Deficit Controlled Amortization Amount                                                                 0.00

Total Available to Pay Class B Monthly Principal                                             125,905,229.80
Class B Monthly Principal (Due) [Section 4.09(b)]                                                      0.00
Class B Monthly Principal (Paid)                                                                       0.00

Collateral Monthly Principal (Due) [Section 4.09(c)]                                                   0.00
Collateral Monthly Principal (Paid)                                                                    0.00

Series 1993-3 Principal Shortfall                                                                      0.00
Trust Excess Principal Collections                                                           139,894,805.48


*** Funding Accounts ***

Class A Principal Funding Account deposit                                                N/A
Principal Distributed to Class A Certificateholders                                                    0.00
Class A Principal Funding Account Balance                                                N/A

Class B Principal Funding Account deposits                                                             0.00
Principal Distributed to Class B Certificateholders                                                    0.00
Class B Principal Funding Account Balance                                                N/A

Class A Interest Payment/Deposit
   from Collection Account                                                                     2,485,280.00
   from Principal Funding Account                                                        N/A
   Paid to Class A Certificateholders                                                          2,485,280.00
   Principal Funding Account Balance                                                     N/A

Class B Interest Payment/Deposit
   from Collection Account                                                                       121,324.50
   from Principal Funding Account                                                        N/A
   Paid to Class B Certificateholders                                                            121,324.50
   Principal Funding Account Balance                                                                   0.00

Class A Investor Charge-Offs                                                                           0.00
Reimbursement of Class A Investor Charge-Offs                                                          0.00
Cumulative Unreimbursed Class A Investor Charge-Offs                                                   0.00

Reduction of Class B Invested Amount (Other than Class B ICO)                                          0.00
Class B Investor Charge-Offs                                                                           0.00
Reimbursement of Class B Investor Charge-Offs                                                          0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductions                                    0.00

Reduction of the Collateral Invested Amount                                                            0.00
Previous month's ending Collateral Invested Amount                                            58,824,000.00
Current Month's ending Collateral Invested Amount                                             58,824,000.00
Reimbursement of Collateral Invested Amount reductions                                                 0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions                                          0.00

Unpaid current Allocated Servicing Fee                                                                 0.00
Reimbursement of unpaid Allocated Servicing Fee                                                        0.00
Cumulative unreimbursed unpaid Allocated Serving Fee                                                   0.01



*** Receivables Outstanding & Invested Amounts ***

Principal Receivables outstanding [Last Month]                                             6,217,762,366.21
Average Principal outstanding based upon additional accounts                               6,217,762,366.21
Principal Receivables outstanding [End of Month]                                           6,300,312,024.87
Finance Charge and Administrative Receivables outstanding                                     80,368,381.38

Class A Invested Amount                                                                      500,000,000.00
Class B Invested Amount                                                                       29,412,000.00
Collateral Invested Amount                                                                    58,824,000.00

Series Adjusted Invested Amount                                                              588,236,000.00
Series Required Sellers Amount                                                                41,176,520.00
Required Collateral Amount                                                                    58,824,000.00
Available Collateral Amount                                                                   58,824,000.00

Class A Certificate Balance                                                                  500,000,000.00
Class B Certificate Balance                                                                   29,412,000.00


*** Cash Collateral Account ***

Cash Collateral Account [Section 4.14]
   Begin Balance                                                                                       0.00
   Deposit of Excess Collections                                                                       0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                                                                      0.00
      To reimburse Class A Investor Charge-Offs                                                        0.00
      To pay current or overdue Class B Monthly
          Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount                                                                       0.00
      To fund the Class B Investor Default Amount                                                      0.00
      To reimburse Class B Invested Amount reductions                                                  0.00
             Total                                                                                     0.00
   Deposit of Collateral Monthly Principal                                                             0.00
   Net Available                                                                                       0.00
   Required Cash Collateral Amount                                                                     0.00
   Collateral Surplus                                                                                  0.00
   Cash Collateral Account Surplus                                                                     0.00
   End Balance                                                                                         0.00

Collateral Surplus (Prime)                                                                             0.00
Cash Collateral Account Surplus (Prime)                                                                0.00


*** Application of Funds Pursuant to the Collateral Agreement ***

Available Funds
            Collateral Interest                                                                  335,787.26
            Excess                                                                             1,982,640.14
            Earnings on Cash Collateral Account                                                   13,895.52
            Earnings on Spread, Principal Retention, and Non-Principal Retention  Account              0.00
            Non-Principal Retention Act                                                                0.00
     Available Non-Principal Funds                                                             2,332,322.92
     Available Principal Funds                                                                         0.00

Interest Due on the CA Investor Principal Balance                                                256,080.69
Fees, expenses and other amounts due                                                                   0.00

Application of Available Funds
     Application of Available Non-Principal Funds [CA Section 2.10(a)]
          Payment of Interest [CA Section 2.10(a)(i)]                                            256,080.69
          Payment of CA Investor Charge-offs [CA Section 2.10(a)(ii)]                                  0.00
          Payment of fees, expenses and other amounts [CA Section 2.10(a)(iii)]                        0.00
          Payment to reduce CA Investor Princ. Bal. to Target Amount, pursuant to  CA Sec              0.00
          Deposit to Non-Principal Retention Account [CA Section 2.10(a)(iv)]                          0.00
          Allocated to cover the Spread Account Deficiency [CA Section 2.10(a)(v)]                     0.00
          Remaining Funds to be Paid to HAFC (CA Residual Interest Holder) [CA Section 2/      2,076,242.23

     Application of Available Principal Funds [CA Section 2.10(b)]
          Payment to reduce CA Investor Principal Balance [CA Section 2.10(b)(i)]                      0.00
          Payment cover remaining CA Investor Charge-offs [CA Section 2.10(b)(ii)]                     0.00
          Payment cover deficiencies of Non-Principal Applications, pursuant to CA Section 2.10(b)(iii)
               Payment of unpaid Interest                                                              0.00
               Payment of unpaid CA Investor Charge-offs                                               0.00
               Payment of unpaid fees, expenses and other amounts                                      0.00
          Deposit to the Principal Retention Account (during early am only) [CA Section 2              0.00
          Remaining Funds to be Paid to HAFC (CA Residual Interest Holder) [CA Section 2.              0.00

Withdrawls from the Spread Account, pursuant to Section 2.11(b)
          Payment of Interest                                                                          0.00
          Payment of CA Investor Charge-offs                                                           0.00
          Payment of fees, expenses and other amounts                                                  0.00
          Payment to reduce CA Investor Princ. Balance to Target Amount, pursuant to  2.1              0.00
          Payment to reduce CA Investor Princ. Balance to Target Amount, pursuant to  2.1              0.00
          Excess of Spread Amount over Spread Cap to CA Residual Interest                              0.00

Current Excess Spread                                                                          2,076,242.23
Monthly Excess Spread Percentage                                                                       4.24%
Quarterly Excess Spread Percentage                                                                     4.21%

CA Investor Interest
CA Investor Target Invested Amount                                                            47,059,200.00
CA Investor Principal Balance                                                                 47,059,200.00
CA Investor Invested Amount                                                                   47,059,200.00
CA Investor Charge-offs                                                                                0.00
CA Investor Percentage (after dist. this month)                                                       80.00%

CA Residual Interest (after dist. this month)                                                 11,764,800.00
CA Residual Invested Amount (after dist. this month)                                          11,764,800.00
CA Residual Target                                                                            11,764,800.00

Spread Account
     Spread Account Cap                                                                                0.00
        Quarterly Excess Cap                                                                           0.00
        Payment Rate Cap                                                                               0.00
     Spread Account Withdrawls                                                                         0.00
     Spread Account Deposits                                                                           0.00
     Spread Account Amount                                                                             0.00
     Spread Account Deficiency                                                                         0.00

     Principal Retention Account                                                                       0.00
     Non-Principal Retention Account                                                                   0.00




*** Application of Funds Pursuant to the Subordinated Collateral Agreement ***

Available Funds
     Available Non-Principal Funds                                                             2,076,242.23
     Available Principal Funds                                                                         0.00

Interest Due on the SCA Investor Principal Balance                                                55,466.17
Fees, expenses and other amounts due                                                                   0.00

Application of Available Funds
     Application of Available Non-Principal Funds [SCA Section ]
          Payment of Interest [SCA Section ]                                                      55,466.17
          Payment of SCA Investor Charge-offs [SCA Section ]                                           0.00
          Payment of fees, expenses and other amounts [SCA Section ]                                   0.00
          Payment to reduce SCA Investor Princ. Bal. to Target Amount, pursuant to SCA Se              0.00
          Deposit to Non-Principal Retention Account [SCA Section ]                                    0.00
          Allocated to cover the Spread Account Deficiency [SCA Section ]                              0.00
          Remaining Funds to be Paid to HAFC (SCA Residual Interest Holder) [SCA Section       2,020,776.06

     Application of Available Principal Funds [SCA Section ]
          Payment to reduce SCA Investor Principal Balance [SCA Section ]                              0.00
          Payment cover remaining SCA Investor Charge-offs [SCA Section ]                              0.00
          Payment cover deficiencies of Non-Principal Applications, pursuant to SCA Section
               Payment of unpaid Interest                                                              0.00
               Payment of unpaid SCA Investor Charge-offs                                              0.00
               Payment of unpaid fees, expenses and other amounts                                      0.00
          Deposit to the Principal Retention Account (during early am only) [SCA Section               0.00
          Remaining Funds to be Paid to HAFC (SCA Residual Interest Holder) [SCA Section               0.00

Withdrawls from the Spread Account, pursuant to Section
          Payment of Interest                                                                          0.00
          Payment of SCA Investor Charge-offs                                                          0.00
          Payment of fees, expenses and other amounts                                                  0.00
          Payment to reduce SCA Investor Princ. Balance to Target Amount, pursuant to  Se              0.00
          Payment to reduce SCA Investor Princ. Balance to Target Amount, pursuant to  Se              0.00
          Excess of Spread Amount over Spread Cap to CA Residual Interest                              0.00

Current Excess Spread                                                                          2,020,776.06
Monthly Excess Spread Percentage                                                                       4.12%
Bi-Monthly Excess Spread Percentage                                                                    4.78%
Quarterly Excess Spread Percentage                                                                     4.10%
Semi-annual Excess Spread Percentage                                                                   4.59%

SCA Investor Interest
SCA Investor Target Invested Amount                                                            8,823,600.00
SCA Investor Principal Balance                                                                 8,823,600.00
SCA Investor Invested Amount                                                                   8,823,600.00
SCA Investor Charge-offs                                                                               0.00
SCA Investor Percentage (after dist. this month)                                                      15.00%

SCA Residual Interest (after dist. this month)                                                 2,941,200.00
SCA Residual Invested Amount (after dist. this month)                                          2,941,200.00
SCA Residual Target                                                                            2,941,200.00

Spread Account
     Overall Spread Account Cap                                                                2,941,200.00
       Payment rate Spread Account Cap                                                                 0.00
       Monthly Spread Account Cap                                                                      0.00
       Bi-Monthly Spread Account Cap                                                           2,941,200.00
       Quarterly Excess Spread Cap                                                             2,941,200.00
       Spread account "step down" limits.                                                      2,941,200.00
     Spread Account Withdrawls                                                                         0.00
     Spread Account Deposits                                                                           0.00
     Spread Account Amount                                                                     2,941,200.00
     Spread Account Deficiency                                                                         0.00

     Principal Retention Account                                                                       0.00
     Non-Principal Retention Account                                                                   0.00

Total Spread Account Amount                                                                    2,941,200.00


Calculation of Collateral Agreement Commitment Fee

Current CA Investor Principal Balance                                                         47,059,200.00

Current Maximum CA Investor Target Invested Amount                                            47,059,200.00

Current CA Investor Commitment Amount                                                                  0.00

CA Investor Commitment Fee Rate                                                                       0.350%

CA Investor Commitment Fee                                                                             0.00


Calculation of Subordinated Collateral Agreement Commitment Fee

Current SCA Investor Principal Balance                                                         8,823,600.00

Current SCA Investor Target Invested Amount                                                    8,823,600.00

Current SCA Investor Commitment Amount                                                                 0.00

SCA Investor Commitment Fee Rate                                                                      0.420%

SCA Investor Commitment Fee                                                                            0.00

**************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                                               Aug-96
Household Affinity Credit Card Master Trust I, Series 1993-3                                      16-Sep-96
                                                                                                  16-Sep-96
**************************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                                                       4.970560
   2. Principal distribution per $1,000 interest                                                   0.000000
   3. Interest distribution per $1,000 interest                                                    4.970560

B. Calculation of Class A Interest

   1. Calculation of Class A Certificate Rate
     (a) One-month LIBOR                                                                           5.421880%
     (b) Spread                                                                                    0.170000%
     (c) Class A Certificate Rate                                                                  5.591880%
   2. Beginning Invested Amount                                                              500,000,000.00
   3. Days in the Interest Period                                                                        32

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                                                1,542,182,615.61
      (b) Collections of Finance Charge & Administrative Receivables                          96,887,411.74
      (c) Collections of Principal                                                         1,445,295,203.87

   2. Allocation of Receivables
      (a) Class A Invested Percentage                                                            84.9998980%
      (b) Principal Allocation Percentage                                                N/A

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account                                                                    0.00
      (b) Total amount on deposit in Principal
          Funding Account                                                                N/A

   4. Delinquent Balances
      (a) Delinquent one payment -- ($)                                                      221,153,606.97
                                    (%)                                                                3.47%
      (b) Delinquent two payments -- ($)                                                      74,417,338.96
                                     (%)                                                               1.17%
      (c) Delinquent three or more payments -- ($)                                           148,467,797.74
                                               (%)                                                     2.33%

   5. Class A Investor Default Amount                                                          2,687,344.43


CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution
          Date(s) with respect to the Payment Date                                                     0.00
      (b) The amount of Item 6(a) per $1,000 interest                                                  0.00
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs                                                                         0.00
      (d) The amount of Item 6(c) per $1,000 interest                                                  0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of such Payment Date                                           0.00

   7. Allocable Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Date                                                   980,393.33

   8. Deficit Controlled Amortization Amount for such Payment Date                                     0.00

D. Class A Pool Factor                                                                          1.000000000

E. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                                          6,300,312,024.87

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period                                 80,368,381.38

F. Class B Certificates

   1. Class B Invested Amount as of the end of the Payment Date                               29,412,000.00

   2. Available Collateral Invested Amount as of the end of the Payment Date                  58,824,000.00






*****************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                                               Aug-96
Household Affinity Credit Card Master Trust I, Series 1993-3                                      16-Sep-96
                                                                                                  16-Sep-96
******************************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                                                       4.125000
   2. Principal distribution per $1,000 interest                                                   0.000000
   3. Interest distribution per $1,000 interest                                                    4.125000

B. Calculation of Class B Interest
   1. Class B Certificate Coupon                                                                     4.9500%
   2. Beginning Class B Invested Amount                                                       29,412,000.00

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                                                1,542,182,615.61
      (b) Collections of FC&A                                                                 96,887,411.74
      (c) Collections of Principal                                                         1,445,295,203.87

   2. Allocation of Receivables
      (a) Class B Invested Percentage                                                           5.000034000%
      (b) Principal Allocation Percentage                                                N/A

   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account                                                                0.00
      (b) Total amount on deposit in Principal
          Funding Account                                                                N/A

   4. Delinquent Balances
      (a) Delinquent one payment -- ($)                                                      221,153,606.97
                                    (%)                                                                3.47%
      (b) Delinquent two payments -- ($)                                                      74,417,338.96
                                     (%)                                                               1.17%
      (c) Delinquent three or more payments -- ($)                                           148,467,797.74
                                               (%)                                                     2.33%

   5. Class B Investor Default Amount                                                            158,080.35


CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date                                                                                 0.00
      (b) The amount of Item 6(a) per $1,000 interest                                                  0.00
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other reductions                                                    0.00
      (d) The amount of Item 6(c) per $1,000 interest                                                  0.00
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B
          Invested Amount as of the end of such Payment Date                                           0.00

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date                                                                          0.00
      (b) Available Cash Collateral Amount as a percent of the
          Class B Invested Amount, each at close of business on the
          Payment Date                                                                                 0.00

   8. Available Collateral Invested Amount                                                    58,824,000.00

   9. Deficit Controlled Amortization Amount for such Payment Date                                     0.00

D. Class B Pool Factor                                                                          1.000000000

E. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                                          6,300,312,024.87

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period                                 80,368,381.38

******************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                                               Aug-96
Household Affinity Credit Card Master Trust I, Series 1994-1                                      16-Sep-96
*****************************************************************

*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal Receivables)
   Payment Rate                                                                                      24.455%
   Annualized Gross Cash Yield                                                                       18.699%
   Annualized Default Rate                                                                            6.450%
   Annualized Portfolio Yield                                                                        12.249%

Delinquency status of accounts:
   1 payment ($)                                                                             221,153,606.97
   1 payment (%)                                                                                       3.47%
   2 payments ($)                                                                             74,417,338.96
   2 payments (%)                                                                                      1.17%
   3 payments or more ($)                                                                    148,467,797.74
   3 payments or more (%)                                                                              2.33%
        Total ($)                                                                            444,038,743.67
        Total (%)                                                                                      6.96%

Collections
   Principal                                                                               1,445,295,203.87
   Finance Charge                                                                             65,558,723.64
   Fees                                                                                        9,724,149.07
   Allocated Interchange                                                                      21,063,548.00
   Allocated Recoveries                                                                          540,991.03
   Total                                                                                   1,542,182,615.61

Aggregate Principal Shortfalls for Group 1                                                             0.00

Adjustment Payments                                                                                    0.00
Transfer Deposit Amount                                                                                0.00

Charge-Off Activity
   Defaulted Receivables                                                                      34,790,998.29
   Principal Recoveries                                                                        1,372,460.10
   Defaulted Receivables Repurchased Pursuant to Article 2.07                                          0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03                                          0.00
   Defaulted Amount                                                                           33,418,538.19

*** Reallocated Investor Finance Charge and Administrative Collections ***

Reallocated Investor Finance Charge and Administrative Collections                            15,444,621.75
Investor Defaulted Amount                                                                      5,374,688.87
Series Adjusted Portfolio Yield                                                                      12.084%

*** Class A Invested Percentage Allocations ***

Class A Invested Percentage                                                                      85.0000000%
Fixed Class A Invested Percentage                                                                85.0000000%

Class A Monthly Interest (Due) [Section 4.08(a)]                                               4,209,864.89
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]                                               0.00
Class A Additional Interest (Due) [Section 4.08(a)]                                                    0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]                                            0.00
Class A Investor Default Amount                                                                4,568,485.54
Allocable Servicing Fee (Due) [Section 3]                                                      1,666,666.67
Previously unpaid Allocable Servicing Fee                                                             (0.00)

Class A Required Amount [Section 4.10 (a)]                                                             0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req. Amount [Section 4.13(a)]                                 0.00
     From Cash Collateral Account Withdrawls [Section 4.14(b)]                                         0.00
     From Subordinated Principal Collections [Section 4.15(a)]                                         0.00
     Total ("Funded Class A Required Amount")                                                          0.00

Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)]                             13,127,928.49
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]                                      2,682,911.39
Funded Class A Required Amount                                                                         0.00
Excess Reallocated FC&A to cover previously unpaid Allocated Servicing Fee [Section 4.13(              0.00
Total Available for Class A Invested Percentage Allocations                                   10,445,017.10

Class A Monthly Interest (Paid)                                                                4,209,864.89
Overdue Class A Monthly Interest (Paid)                                                                0.00
Class A Additional Interest (Paid)                                                                     0.00
Overdue Class A Additional Interest (Paid)                                                             0.00
Reimb. of Class A Investor Default Amount (Paid)                                               4,568,485.54
Allocable Servicing Fee (Paid)                                                                 1,666,666.67
Previously unpaid Allocable Servicing Fee (Paid)                                                       0.00

Class A Interest Shortfall                                                                             0.00

*** Class B Invested Percentage Allocations ***

Class B Invested Percentage                                                                       5.0000000%
Fixed Class B Invested Percentage                                                                 5.0000000%

Class B Monthly Interest (Due) [Section 4.08(b)]                                                 252,083.33
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]                                               0.00
Class B Additional Interest (Due) [Section 4.08(b)]                                                    0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]                                            0.00
Class B Investor Default Amount                                                                  268,734.44
                                                                                       0
Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummulative Excess Interest                                       0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c)]                                                    0.00
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                                          0.00
     From Subordinated Principal Collections allocable to the Collateral Invested Amount               0.00
     Total Funded                                                                                      0.00

Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d)]                                              268,734.44
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                                          0.00
     From Subordinated Principal Collections allocable to the Collateral Invested Amount               0.00
     Total Funded                                                                                268,734.44

Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)]                                772,231.09
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]                                        520,147.76
Funded Excess current or overdue Class B Monthly Interest,                                                0
  Class B Additional Interest or the Cummulative Excess Interest:                                      0.00
Funded Class B Default Amount                                                                    268,734.44
Total Available for Class B Floating Allocations                                                 520,817.77

Class B Monthly Interest (Paid)                                                                  252,083.33
Overdue Class B Monthly Interest (Paid)                                                                0.00
Class B Additional Interest (Paid)                                                                     0.00
Overdue Class B Additional Interest (Paid)                                                             0.00
Reimbursement Class B Investor Default Amount (Paid)                                             268,734.44

Class B Interest Shortfall                                                                             0.00

*** Collateral Invested Percentage Allocations ***

Collateral Invested Percentage                                                                   10.0000000%

Collateral Monthly Interest (Due) [Section 4.08(c)]                                              570,833.78
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]                                            0.00
Collateral Additional Interest (Due) [Section 4.08(c)]                                                 0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]                                         0.00
Collateral Investor Default Amount                                                               537,468.89

Collateral Invested Percentage of Reallocated FC&A [Section 4.11(b-1)]                         1,544,462.18
Amount that constitutes Excess FC&A [Section 4.11(b-1)(ii)]                                      973,628.40
From Excess Reallocated FC&A to Fund Collateral Investor Default Amount [Section 4.13(g)]        537,468.89
Total Available for Collateral Invested Percentage Allocations                                 1,108,302.67

Collateral Monthly Interest (Paid)                                                               570,833.78
Overdue Collateral Monthly Interest (Paid)                                                             0.00
Collateral Additional Interest (Paid)                                                                  0.00
Overdue Collateral Additional Interest (Paid)                                                          0.00
Reimbursement of Collateral Default Amount (Paid)                                                537,468.89

Collateral Interest Shortfall                                                                          0.00


*** Reimbursement of Shortfalls ***

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]                                    2,682,911.39
      Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]                                      520,147.76
      Excess Collateral Interest Reallocated FC&A [Section 4.11(b-1)(ii)]                        973,628.40
         Total                                                                                 4,176,687.55
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section 4.13(a)]                                             0.00
    Allocated to reimburse Class A Investor Charge-Offs [Section 4.13(b)]                              0.00
    Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.13(c)]                                                       0.00
    Allocated to fund the Class B Investor Default Amount [Section 4.13(d)]                      268,734.44
    Allocated to reimburse Class B Invested Amount reductions [Section 4.13(e)]                        0.00
    Allocated to unpaid Allocated Servicing Fee from previous periods [Section 4.13(f)]                0.00
    Allocated to fund the Collateral Default Amount [Section 4.13(g)]                            537,468.89
    Allocated to reimburse Collateral Invested Amount reductions [Section 4.13(h)]                     0.00
    Allocated to the Cash Collateral Account [Section 4.13(i)]                                         0.00
    Allocated pursuant to the Collateral Agreement [Section 4.13(j)]                           3,370,484.22

Subordinated Principal Collections [Section 4.15]                                             34,866,929.26
   Allocated to Class A Required Amount [Section 4.15(a)]                                              0.00
   Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.15(b)]                                                       0.00
    Allocated to fund the Class B Investor Default Amount [Section 4.15(c)]                            0.00


*** Amortization Allocations ***

Amortization Events
   [Three Month Average Series Adjusted Portfolio Yield Test]                            Not Triggered
   Other Amortization Events                                                             Not Triggered
Transaction Period                                                                       REVOLVING

Principal Allocation Percentage                                                          N/A
Principal Allocation Percentage Numerator                                                N/A

Available Investor Principal Collections
     Investor Principal Collections                                                          214,038,795.54
     Subordinated Principal Collections                                                                0.00
     Series Allocable Miscellaneous Payments                                                           0.00
     Series 1994-1 Excess Principal Collections                                                        0.00
     [Subordinated Series Reallocated Principal Collections]                                           0.00
  Available Investor Principal Collections                                                   214,038,795.54

Collateral Principal Collections                                                              23,782,088.40

Controlled Distribution Amount                                                           N/A
Class A Monthly Principal (Due) [Section 4.09(a)]                                                      0.00
Class A Monthly Principal (Paid)                                                                       0.00

Deficit Controlled Amortization Amount                                                                 0.00

Total Available to Pay Class B Monthly Principal                                             214,038,795.54
Class B Monthly Principal (Due) [Section 4.09(b)]                                                      0.00
Class B Monthly Principal (Paid)                                                                       0.00

Collateral Monthly Principal (Due) [Section 4.09(c)]                                                   0.00
Collateral Monthly Principal (Paid)                                                                    0.00

Series 1994-1 Principal Shortfall                                                                      0.00
Trust Excess Principal Collections                                                           237,820,883.94


*** Funding Accounts ***

Class A Principal Funding Account deposit                                                N/A
Principal Distributed to Class A Certificateholders                                                    0.00
Class A Principal Funding Account Balance                                                N/A

Class B Principal Funding Account deposits                                                             0.00
Principal Distributed to Class B Certificateholders                                                    0.00
Class B Principal Funding Account Balance                                                N/A

Class A Interest Payment/Deposit
   from Collection Account                                                                     4,209,864.89
   from Principal Funding Account                                                        N/A
   Paid to Class A Certificateholders                                                          4,209,864.89
   Principal Funding Account Balance                                                     N/A

Class B Interest Payment/Deposit
   from Collection Account                                                                       252,083.33
   from Principal Funding Account                                                        N/A
   Paid to Class B Certificateholders                                                            252,083.33
   Principal Funding Account Balance                                                                   0.00

Class A Investor Charge-Offs                                                                           0.00
Reimbursement of Class A Investor Charge-Offs                                                          0.00
Cumulative Unreimbursed Class A Investor Charge-Offs                                                   0.00

Reduction of Class B Invested Amount (Other than Class B ICO)                                          0.00
Class B Investor Charge-Offs                                                                           0.00
Reimbursement of Class B Investor Charge-Offs                                                          0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductions                                    0.00

Reduction of the Collateral Invested Amount                                                            0.00
Previous month's ending Collateral Invested Amount                                           100,000,000.00
Current Month's ending Collateral Invested Amount                                            100,000,000.00
Reimbursement of Collateral Invested Amount reductions                                                 0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions                                          0.00

Unpaid current Allocated Servicing Fee                                                                 0.00
Reimbursement of unpaid Allocated Servicing Fee                                                        0.00
Cumulative unreimbursed unpaid Allocated Serving Fee                                                  (0.00)



*** Receivables Outstanding & Invested Amounts ***

Principal Receivables outstanding [Last Month]                                             6,217,762,366.21
Average Principal outstanding based upon additional accounts                               6,217,762,366.21
Principal Receivables outstanding [End of Month]                                           6,300,312,024.87
Finance Charge and Administrative Receivables outstanding                                     80,368,381.38

Class A Invested Amount                                                                      850,000,000.00
Class B Invested Amount                                                                       50,000,000.00
Collateral Invested Amount                                                                   100,000,000.00

Series Adjusted Invested Amount                                                            1,000,000,000.00
Series Required Sellers Amount                                                                70,000,000.00
Required Collateral Amount                                                                   100,000,000.00
Available Collateral Amount                                                                  100,000,000.00

Class A Certificate Balance                                                                  850,000,000.00
Class B Certificate Balance                                                                   50,000,000.00


*** Cash Collateral Account ***

Cash Collateral Account [Section 4.14]
   Begin Balance                                                                                       0.00
   Deposit of Excess Collections                                                                       0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                                                                      0.00
      To reimburse Class A Investor Charge-Offs                                                        0.00
      To pay current or overdue Class B Monthly
          Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount                                                                       0.00
      To fund the Class B Investor Default Amount                                                      0.00
      To reimburse Class B Invested Amount reductions                                                  0.00
             Total                                                                                     0.00
   Deposit of Collateral Monthly Principal                                                             0.00
   Net Available                                                                                       0.00
   Required Cash Collateral Amount                                                                     0.00
   Collateral Surplus                                                                                  0.00
   Cash Collateral Account Surplus                                                                     0.00
   End Balance                                                                                         0.00

Collateral Surplus (Prime)                                                                             0.00
Cash Collateral Account Surplus (Prime)                                                                0.00


*** Application of Funds Pursuant to the Collateral Agreement ***

Available Funds
            Collateral Interest                                                                  570,833.78
            Excess                                                                             3,370,484.22
            Earnings on Cash Collateral Account                                                   23,622.19
            Earnings on Spread, Principal Retention, and Non-Principal Retention  Account              0.00
            Non-Principal Retention Act                                                                0.00
     Available Non-Principal Funds                                                             3,964,940.19
     Available Principal Funds                                                                         0.00

Interest Due on the CA Investor Principal Balance                                                529,625.42
Fees, expenses and other amounts due                                                                   0.00

Application of Available Funds
     Application of Available Non-Principal Funds [CA Section 2.10(a)]
          Payment of Interest [CA Section 2.10(a)(i)]                                            529,625.42
          Payment of CA Investor Charge-offs [CA Section 2.10(a)(ii)]                                  0.00
          Payment of fees, expenses and other amounts [CA Section 2.10(a)(iii)]                        0.00
          Payment to reduce CA Investor Princ. Bal. to Target Amount, pursuant to  CA Sec              0.00
          Deposit to Non-Principal Retention Account [CA Section 2.10 (a) (iv)]                        0.00
          Allocated to cover the Spread Account Deficiency [CA Section 2.10(a)(v)]                     0.00
          Remaining Funds to be Paid to HAFC (CA Residual Interest Holder) [CA Section 2.      3,435,314.77

     Application of Available Principal Funds [CA Section 2.10(b)]
          Payment to reduce CA Investor Principal Balance [CA Section 2.10(b)(i)]                      0.00
          Payment cover remaining CA Investor Charge-offs [CA Section 2.10(b)(ii)]                     0.00
          Payment cover deficiencies of Non-Principal Applications, pursuant to CA Section 2.10(b)(iii)
               Payment of unpaid Interest                                                              0.00
               Payment of unpaid CA Investor Charge-offs                                               0.00
               Payment of unpaid fees, expenses and other amounts                                      0.00
          Deposit to the Principal Retention Account (during early am only) [CA Section 2              0.00
          Remaining Funds to be Paid to HAFC (CA Residual Interest Holder) [CA Section 2.              0.00

Withdrawls from the Spread Account, pursuant to Section 2.11(b)
          Payment of Interest                                                                          0.00
          Payment of CA Investor Charge-offs                                                           0.00
          Payment of fees, expenses and other amounts                                                  0.00
          Payment to reduce CA Investor Princ. Balance to Target Amount, pursuant to  2.1              0.00
          Excess of Spread Amount over Spread Cap to CA Residual Interest                              0.00

Current Excess Spread                                                                          3,435,314.77
Monthly Excess Spread Percentage                                                                       4.12%
Bi-Monthly Excess Spread Percentage                                                                    4.78%
Quarterly Excess Spread Percentage                                                                     4.10%
Semi-Annual Excess Spread Percentage                                                                   4.59%
CA Investor Interest
CA Investor Target Invested Amount                                                            95,000,000.00
CA Investor Principal Balance                                                                 95,000,000.00
CA Investor Invested Amount                                                                   95,000,000.00
CA Investor Charge-offs                                                                                0.00
CA Investor Percentage (after dist. this month)                                                       95.00%

CA Residual Interest (after dist. this month)                                                  5,000,000.00
CA Residual Invested Amount (after dist. this month)                                           5,000,000.00
CA Residual Target                                                                                     0.00

Spread Account
     Overall Spread Account Cap                                                                5,000,000.00
          Payment rate Spread Account Cap                                                              0.00
          Monthly Spread Account Cap                                                                   0.00
          Bi-Monthly Spread Account Cap                                                        5,000,000.00
          Quarterly Excess Spread Cap                                                          5,000,000.00
          Semi-Annual Excess Spread Cap                                                        5,000,000.00
     Spread Account Withdrawls                                                                         0.00
     Spread Account Deposits                                                                           0.00
     Spread Account Amount                                                                     5,000,000.00
     Spread Account Deficiency                                                                         0.00

     Principal Retention Account                                                                       0.00
     Non-Principal Retention Account                                                                   0.00




Calculation of Collateral Agreement Commitment Fee

Current CA Investor Principal Balance                                                         95,000,000.00

Current CA Investor Target Invested Amount                                                    95,000,000.00

Current CA Investor Commitment Amount                                                                  0.00

CA Investor Commitment Fee Rate                                                                       0.400%

CA Investor Commitment Fee                                                                             0.00

***********************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                                               Aug-96
Household Affinity Credit Card Master Trust I, Series 1994-1                                      16-Sep-96
                                                                                                  16-Sep-96
***********************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                                                       4.952782
   2. Principal distribution per $1,000 interest                                                   0.000000
   3. Interest distribution per $1,000 interest                                                    4.952782

B. Calculation of Class A Interest

   1. Calculation of Class A Certificate Rate
     (a) One-month LIBOR                                                                           5.421880%
     (b) Spread                                                                                    0.150000%
     (c) Class A Certificate Rate                                                                  5.571880%
   2. Beginning Invested Amount                                                              850,000,000.00
   3. Days in the Interest Period                                                                        32

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                                                1,542,182,615.61
      (b) Collections of Finance Charge & Administrative Receivables                          96,887,411.74
      (c) Collections of Principal                                                         1,445,295,203.87

   2. Allocation of Receivables
      (a) Class A Invested Percentage                                                             85.000000%
      (b) Principal Allocation Percentage                                                N/A

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account                                                                      NA
      (b) Total amount on deposit in Principal
          Funding Account                                                                                NA

   4. Delinquent Balances
      (a) Delinquent one payment -- ($)                                                      221,153,606.97
                                    (%)                                                                3.47%
      (b) Delinquent two payments -- ($)                                                      74,417,338.96
                                     (%)                                                               1.17%
      (c) Delinquent three or more payments -- ($)                                           148,467,797.74
                                               (%)                                                     2.33%

   5. Class A Investor Default Amount                                                          4,568,485.54


CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution
          Date(s) with respect to the Payment Date                                                     0.00
      (b) The amount of Item 6(a) per $1,000 interest                                                  0.00
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs                                                                         0.00
      (d) The amount of Item 6(c) per $1,000 interest                                                  0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of such Payment Date                                           0.00

   7. Allocable Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Date                                                 1,666,666.67

   8. Deficit Controlled Amortization Amount for such Payment Date                                     0.00

D. Class A Pool Factor                                                                          1.000000000

E. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                                          6,300,312,024.87

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period                                 80,368,381.38

F. Class B Certificates

   1. Class B Invested Amount as of the end of the Payment Date                               50,000,000.00

   2. Available Collateral Invested Amount as of the end of the Payment Date                 100,000,000.00

***************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                                               Aug-96
Household Affinity Credit Card Master Trust I, Series 1994-1                                      16-Sep-96
                                                                                                  16-Sep-96
**************************************************************

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                                                       5.041667
   2. Principal distribution per $1,000 interest                                                   0.000000
   3. Interest distribution per $1,000 interest                                                    5.041667

B. Calculation of Class B Interest
   1. Class B Certificate Coupon                                                                   6.050000%
   2. Beginning Class B Invested Amount                                                       50,000,000.00

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                                                1,542,182,615.61
      (b) Collections of FC&A                                                                 96,887,411.74
      (c) Collections of Principal                                                         1,445,295,203.87

   2. Allocation of Receivables
      (a) Class B Invested Percentage                                                             5.0000000%
      (b) Principal Allocation Percentage                                                N/A

   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account                                                                  NA
      (b) Total amount on deposit in Principal
          Funding Account                                                                                NA

   4. Delinquent Balances
      (a) Delinquent one payment -- ($)                                                      221,153,606.97
                                    (%)                                                                3.47%
      (b) Delinquent two payments -- ($)                                                      74,417,338.96
                                     (%)                                                               1.17%
      (c) Delinquent three or more payments -- ($)                                           148,467,797.74
                                               (%)                                                     2.33%

   5. Class B Investor Default Amount                                                            268,734.44


CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date                                                                                 0.00
      (b) The amount of Item 6(a) per $1,000 interest                                                  0.00
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other reductions                                                    0.00
      (d) The amount of Item 6(c) per $1,000 interest                                                  0.00
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B
          Invested Amount as of the end of such Payment Date                                           0.00

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date                                                                          0.00
      (b) Available Cash Collateral Amount as a percent of the
          Class B Invested Amount, each at close of business on the
          Payment Date                                                                                 0.00

   8. Available Collateral Invested Amount                                                   100,000,000.00

   9. Deficit Controlled Amortization Amount for such Payment Date                                     0.00

D. Class B Pool Factor                                                                          1.000000000

E. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                                          6,300,312,024.87

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period                                 80,368,381.38

******************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                                               Aug-96
Household Affinity Credit Card Master Trust I, Series 1994-2                                      16-Sep-96
*******************************************************************

*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal Receivables)
   Payment Rate                                                                                      24.455%
   Annualized Gross Cash Yield                                                                       18.699%
   Annualized Default Rate                                                                            6.450%
   Annualized Portfolio Yield                                                                        12.249%

Delinquency status of accounts:
   1 payment ($)                                                                             221,153,606.97
   1 payment (%)                                                                                       3.47%
   2 payments ($)                                                                             74,417,338.96
   2 payments (%)                                                                                      1.17%
   3 payments or more ($)                                                                    148,467,797.74
   3 payments or more (%)                                                                              2.33%
        Total ($)                                                                            444,038,743.67
        Total (%)                                                                                      6.96%

Collections
   Principal                                                                               1,445,295,203.87
   Finance Charge                                                                             65,558,723.64
   Fees                                                                                        9,724,149.07
   Allocated Interchange                                                                      21,063,548.00
   Allocated Recoveries                                                                          540,991.03
   Total                                                                                   1,542,182,615.61

Aggregate Principal Shortfalls for Group 1                                                             0.00

Adjustment Payments                                                                                    0.00
Transfer Deposit Amount                                                                                0.00

Charge-Off Activity
   Defaulted Receivables                                                                      34,790,998.29
   Principal Recoveries                                                                        1,372,460.10
   Defaulted Receivables Repurchased Pursuant to Article 2.07                                          0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03                                          0.00
   Defaulted Amount                                                                           33,418,538.19

*** Reallocated Investor Finance Charge and Administrative Collections ***

Reallocated Investor Finance Charge and Administrative Collections                            16,240,590.15
Investor Defaulted Amount                                                                      5,374,688.87
Series Adjusted Portfolio Yield                                                                      13.039%

*** Class A Invested Percentage Allocations ***

Class A Invested Percentage                                                                      87.0000000%
Fixed Class A Invested Percentage                                                                87.0000000%

Class A Monthly Interest (Due) [Section 4.08(a)]                                               5,075,000.00
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]                                               0.00
Class A Additional Interest (Due) [Section 4.08(a)]                                                    0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]                                            0.00
Class A Investor Default Amount                                                                4,675,979.32
Allocable Servicing Fee (Due) [Section 3]                                                      1,666,666.67
Previously unpaid Allocable Servicing Fee                                                              0.01

Class A Required Amount [Section 4.10 (a)]                                                             0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req. Amount [Section 4.13(a)]                                 0.00
     From Cash Collateral Account Withdrawls [Section 4.14(b)]                                         0.00
     From Subordinated Principal Collections [Section 4.15(a)]                                         0.00
     Total ("Funded Class A Required Amount")                                                          0.00

Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)]                             14,129,313.43
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]                                      2,711,667.43
Funded Class A Required Amount                                                                         0.00
Excess Reallocated FC&A to cover previously unpaid Allocated Servicing Fee [Section 4.13(              0.00
Total Available for Class A Invested Percentage Allocations                                   11,417,646.00

Class A Monthly Interest (Paid)                                                                5,075,000.00
Overdue Class A Monthly Interest (Paid)                                                                0.00
Class A Additional Interest (Paid)                                                                     0.00
Overdue Class A Additional Interest (Paid)                                                             0.00
Reimb. of Class A Investor Default Amount (Paid)                                               4,675,979.32
Allocable Servicing Fee (Paid)                                                                 1,666,666.67
Previously unpaid Allocable Servicing Fee (Paid)                                                       0.01

Class A Interest Shortfall                                                                             0.00

*** Class B Invested Percentage Allocations ***

Class B Invested Percentage                                                                       4.0000000%
Fixed Class B Invested Percentage                                                                 4.0000000%

Class B Monthly Interest (Due) [Section 4.08(b)]                                                 240,000.00
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]                                               0.00
Class B Additional Interest (Due) [Section 4.08(b)]                                                    0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]                                            0.00
Class B Investor Default Amount                                                                  214,987.55

Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummulative Excess Interest                                       0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c)]                                                    0.00
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                                          0.00
     From Subordinated Principal Collections allocable to the Collateral Invested Amount               0.00
     Total Funded                                                                                      0.00

Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d)]                                              214,987.55
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                                          0.00
     From Subordinated Principal Collections allocable to the Collateral Invested Amount               0.00
     Total Funded                                                                                214,987.55

Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)]                                649,623.61
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]                                        409,623.61
Funded Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummulative Excess Interest:                                      0.00
Funded Class B Default Amount                                                                    214,987.55
Total Available for Class B Floating Allocations                                                 454,987.55

Class B Monthly Interest (Paid)                                                                  240,000.00
Overdue Class B Monthly Interest (Paid)                                                                0.00
Class B Additional Interest (Paid)                                                                     0.00
Overdue Class B Additional Interest (Paid)                                                             0.00
Reimbursement Class B Investor Default Amount (Paid)                                             214,987.55

Class B Interest Shortfall                                                                             0.00

*** Collateral Invested Percentage Allocations ***

Collateral Invested Percentage                                                                    9.0000000%

Collateral Monthly Interest (Due) [Section 4.08(c)]                                              513,750.40
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]                                            0.00
Collateral Additional Interest (Due) [Section 4.08(c)]                                                 0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]                                         0.00
Collateral Investor Default Amount                                                               483,722.00

Collateral Invested Percentage of Reallocated FC&A                                             1,461,653.11
Amount that constitutes Excess FC&A [Section 2 def of Excess FC&A]                             1,461,653.11



Collateral Monthly Interest (Paid)                                                               513,750.40
Overdue Collateral Monthly Interest (Paid)                                                             0.00
Collateral Additional Interest (Paid)                                                                  0.00
Overdue Collateral Additional Interest (Paid)                                                          0.00
Reimbursement of Collateral Default Amount (Paid)                                                483,722.00

Collateral Interest Shortfall                                                                          0.00


*** Reimbursement of Shortfalls ***

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]                                    2,711,667.43
      Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]                                      409,623.61
      Excess from Collateral Interest Reallocated FC&A [Section 2 def]                         1,461,653.11
         Total                                                                                 4,582,944.15
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section 4.13(a)]                                             0.00
    Allocated to reimburse Class A Investor Charge-Offs [Section 4.13(b)]                              0.00
    Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.13(c)]                                                       0.00
    Allocated to fund the Class B Investor Default Amount [Section 4.13(d)]                      214,987.55
    Allocated to reimburse Class B Invested Amount reductions [Section 4.13(e)]                        0.00
    Allocated to pay current or overdue Collateral Monthly Interest,
       and Collateral Additional Interest [Section 4.13 (f)]                                     513,750.40
    Allocated to unpaid Allocated Servicing Fee from previous periods [Section 4.13(g)]                0.00
    Allocated to fund the Collateral Default Amount [Section 4.13(h)]                            483,722.00
    Allocated to reimburse Collateral Invested Amount reductions [Section 4.13(i)]                     0.00
    Allocated to the Cash Collateral Account [Section 4.13(j)]                                         0.00
    Allocated pursuant to the Collateral Agreement [Section 4.13(k)]                           3,370,484.20

Subordinated Principal Collections [Section 4.15]                                             30,218,005.36
   Allocated to Class A Required Amount [Section 4.15(a)]                                              0.00
   Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.15(b)]                                                       0.00
    Allocated to fund the Class B Investor Default Amount [Section 4.15(c)]                            0.00


*** Amortization Allocations ***

Amortization Events
   [Three Month Average Series Adjusted Portfolio Yield Test]                            Not Triggered
   Other Amortization Events                                                             Not Triggered
Transaction Period                                                                       REVOLVING

Principal Allocation Percentage                                                          N/A
Principal Allocation Percentage Numerator                                                N/A

Available Investor Principal Collections
     Investor Principal Collections                                                          216,417,004.39
     Subordinated Principal Collections                                                                0.00
     Series Allocable Miscellaneous Payments                                                           0.00
     Series 1994-1 Excess Principal Collections                                                        0.00
     [Subordinated Series Reallocated Principal Collections]                                           0.00
  Available Investor Principal Collections                                                   216,417,004.39

Collateral Principal Collections                                                              21,403,879.56

Controlled Distribution Amount                                                           N/A
Class A Monthly Principal (Due) [Section 4.09(a)]                                                      0.00
Class A Monthly Principal (Paid)                                                                       0.00

Deficit Controlled Amortization Amount                                                                 0.00

Total Available to Pay Class B Monthly Principal                                             216,417,004.39
Class B Monthly Principal (Due) [Section 4.09(b)]                                                      0.00
Class B Monthly Principal (Paid)                                                                       0.00

Collateral Monthly Principal (Due) [Section 4.09(c)]                                                   0.00
Collateral Monthly Principal (Paid)                                                                    0.00

Series 1994-2 Principal Shortfall                                                                      0.00
Trust Excess Principal Collections                                                           237,820,883.95


*** Funding Accounts ***

Class A Principal Funding Account deposit                                                N/A
Principal Distributed to Class A Certificateholders                                                    0.00
Class A Principal Funding Account Balance                                                N/A

Class B Principal Funding Account deposits                                                             0.00
Principal Distributed to Class B Certificateholders                                                    0.00
Class B Principal Funding Account Balance                                                N/A

Class A Interest Payment/Deposit
   from Collection Account                                                                     5,075,000.00
   from Principal Funding Account                                                        N/A
   Paid to Class A Certificateholders                                                          5,075,000.00
   Principal Funding Account Balance                                                     N/A

Class B Interest Payment/Deposit
   from Collection Account                                                                       240,000.00
   from Principal Funding Account                                                        N/A
   Paid to Class B Certificateholders                                                            240,000.00
   Principal Funding Account Balance                                                                   0.00

Class A Investor Charge-Offs                                                                           0.00
Reimbursement of Class A Investor Charge-Offs                                                          0.00
Cumulative Unreimbursed Class A Investor Charge-Offs                                                   0.00

Reduction of Class B Invested Amount (Other than Class B ICO)                                          0.00
Class B Investor Charge-Offs                                                                           0.00
Reimbursement of Class B Investor Charge-Offs                                                          0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductions                                    0.00

Reduction of the Collateral Invested Amount                                                            0.00
Previous month's ending Collateral Invested Amount                                            90,000,000.00
Current Month's ending Collateral Invested Amount                                             90,000,000.00
Reimbursement of Collateral Invested Amount reductions                                                 0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions                                          0.00

Unpaid current Allocated Servicing Fee                                                                 0.00
Reimbursement of unpaid Allocated Servicing Fee                                                        0.00
Cumulative unreimbursed unpaid Allocated Serving Fee                                                   0.01



*** Receivables Outstanding & Invested Amounts ***

Principal Receivables outstanding [Last Month]                                             6,217,762,366.21
Average Principal outstanding based upon additional accounts                               6,217,762,366.21
Principal Receivables outstanding [End of Month]                                           6,300,312,024.87
Finance Charge and Administrative Receivables outstanding                                     80,368,381.38

Class A Invested Amount                                                                      870,000,000.00
Class B Invested Amount                                                                       40,000,000.00
Collateral Invested Amount                                                                    90,000,000.00

Series Adjusted Invested Amount                                                            1,000,000,000.00
Series Required Sellers Amount                                                                70,000,000.00
Required Collateral Amount                                                                    90,000,000.00
Available Collateral Amount                                                                   90,000,000.00

Class A Certificate Balance                                                                  870,000,000.00
Class B Certificate Balance                                                                   40,000,000.00


*** Cash Collateral Account ***

Cash Collateral Account [Section 4.14]
   Begin Balance                                                                                       0.00
   Deposit of Excess Collections                                                                       0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                                                                      0.00
      To reimburse Class A Investor Charge-Offs                                                        0.00
      To pay current or overdue Class B Monthly
          Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount                                                                       0.00
      To fund the Class B Investor Default Amount                                                      0.00
      To reimburse Class B Invested Amount reductions                                                  0.00
             Total                                                                                     0.00
   Deposit of Collateral Monthly Principal                                                             0.00
   Net Available                                                                                       0.00
   Required Cash Collateral Amount                                                                     0.00
   Collateral Surplus                                                                                  0.00
   Cash Collateral Account Surplus                                                                     0.00
   End Balance                                                                                         0.00

Collateral Surplus (Prime)                                                                             0.00
Cash Collateral Account Surplus (Prime)                                                                0.00


*** Application of Funds Pursuant to the Collateral Agreement ***

Available Funds
            Collateral Interest                                                                  513,750.40
            Excess                                                                             3,370,484.20
            Earnings on Cash Collateral Account                                                        0.00
            Earnings on Spread, Principal Retention, and Non-Principal Retention  Account         69,405.61
            Non-Principal Retention Act                                                                0.00
            Volatility Account Funds                                                           4,690,765.97
     Available Non-Principal Funds plus Volatility Account Funds                               8,644,406.18
     Available Principal Funds                                                                         0.00

Interest Due on the CA Investor Principal Balance                                                470,485.79
Fees, expenses and other amounts due                                                                   0.00

Application of Available Funds
     Application of Available Non-Principal Funds [CA Section 2.10(a)]
          Payment of Interest [CA Section 2.10(a)(i)]                                            470,485.79
          Payment of CA Investor Charge-offs [CA Section 2.10(a)(ii)]                                  0.00
          Payment of fees, expenses and other amounts [CA Section 2.10(a)(iii)]                        0.00
          Payment to reduce CA Investor Princ. Bal. to Target Amount, pursuant to  CA Sec              0.00
          Deposit to Non-Principal Retention Account [CA Section 2.10 (a) (iv)]                        0.00
          Allocated to cover the Spread Account Deficiency [CA Section 2.10(a)(v)]                     0.00
          Deposit to Volatility Account [CA Section 2.10 (a) (vi)]                                     0.00
          Remaining Funds to be Paid to HAFC (CA Residual Interest Holder) [CA Section 2.      8,173,920.39

     Application of Available Principal Funds [CA Section 2.10(b)]
          Payment to reduce CA Investor Principal Balance [CA Section 2.10(b)(i)]                      0.00
          Payment cover remaining CA Investor Charge-offs [CA Section 2.10(b)(ii)]                     0.00
          Payment cover deficiencies of Non-Principal Applications, pursuant to CA Section 2.10(b)(iii)
               Payment of unpaid Interest                                                              0.00
               Payment of unpaid CA Investor Charge-offs                                               0.00
               Payment of unpaid fees, expenses and other amounts                                      0.00
          Deposit to the Principal Retention Account (during early am only) [CA Section 2              0.00
          Remaining Funds to be Paid to HAFC (CA Residual Interest Holder) [CA Section 2.              0.00

Withdrawls from the Spread Account, pursuant to Section 2.11(b)
          Payment of Interest                                                                          0.00
          Payment of CA Investor Charge-offs                                                           0.00
          Payment of fees, expenses and other amounts                                                  0.00
          Payment to reduce CA Investor Princ. Balance to Target Amount, pursuant to  2.1              0.00
          Excess of Spread Amount over Spread Cap to CA Residual Interest                              0.00

Current Excess Spread                                                                          3,483,154.42
Monthly Excess Spread Percentage                                                                       4.18%
Volatility Event                                                                         NO
Bi-Monthly Excess Spread Percentage                                                                    4.85%
Quarterly Excess Spread Percentage                                                                     4.17%
Bi-Annual Excess Spread Percentage                                                                     4.62%
CA Investor Interest                                                                                   0.00
CA Investor Target Invested Amount                                                            90,000,000.00
CA Investor Principal Balance                                                                 90,000,000.00
CA Investor Invested Amount                                                                   90,000,000.00
CA Investor Charge-offs                                                                                0.00%


CA Residual Interest (after dist. this month)                                                          0.00
CA Residual Invested Amount (after dist. this month)                                                   0.00
CA Residual Target                                                                                     0.00


Spread Account
     Overall Spread Account Cap                                                               10,000,000.00
          Quarterly Excess Spread Cap                                                         10,000,000.00
          Bi-Annual Excess Spread Cap                                                          5,000,000.00
          Reserved                                                                                     0.00
          Reserved                                                                                     0.00

     Spread Account Withdrawls                                                                         0.00
     Spread Account Deposits                                                                           0.00
     Spread Account Amount                                                                    10,000,000.00
     Spread Account Deficiency                                                                         0.00

     Volatility Account  Amount                                                                        0.00

     Principal Retention Account                                                                       0.00
     Non-Principal Retention Account                                                                   0.00




Calculation of Collateral Agreement Commitment Fee

Current CA Investor Principal Balance                                                         90,000,000.00

Current CA Investor Target Invested Amount                                                    90,000,000.00

Current CA Investor Commitment Amount                                                                  0.00

CA Investor Commitment Fee Rate                                                                        0.25%

CA Investor Commitment Fee                                                                             0.00

*************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                                            31-Aug-96
Household Affinity Credit Card Master Trust I, Series 1994-2                                      16-Sep-96
************************************************************

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                                                       5.833333
   2. Principal distribution per $1,000 interest                                                   0.000000
   3. Interest distribution per $1,000 interest                                                    5.833333

B. Calculation of Class A Interest

   1. Class A Certificate Coupon                                                                  7.0000000%
   2. Beginning Invested Amount                                                              870,000,000.00

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                                                1,542,182,615.61
      (b) Collections of Finance Charge & Administrative Receivables                          96,887,411.74
      (c) Collections of Principal                                                         1,445,295,203.87

   2. Allocation of Receivables
      (a) Class A Invested Percentage                                                            87.0000000%
      (b) Principal Allocation Percentage                                                N/A

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account                                                                      NA
      (b) Total amount on deposit in Principal
          Funding Account                                                                                NA

   4. Delinquent Balances
      (a) Delinquent one payment -- ($)                                                      221,153,606.97
                                    (%)                                                                3.47%
      (b) Delinquent two payments -- ($)                                                      74,417,338.96
                                     (%)                                                               1.17%
      (c) Delinquent three or more payments -- ($)                                           148,467,797.74
                                               (%)                                                     2.33%

   5. Class A Investor Default Amount                                                          4,675,979.31


CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution
          Date(s) with respect to the Payment Date                                                     0.00
      (b) The amount of Item 6(a) per $1,000 interest                                                  0.00
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs                                                                         0.00
      (d) The amount of Item 6(c) per $1,000 interest                                                  0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of such Payment Date                                           0.00

   7. Allocable Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Date                                                 1,666,666.67

   8. Deficit Controlled Amortization Amount for such Payment Date                                     0.00

D. Class A Pool Factor                                                                          1.000000000

E. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                                          6,300,312,024.87

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period                                 80,368,381.38

F. Class B Certificates

   1. Class B Invested Amount as of the end of the Payment Date                               40,000,000.00

   2. Available Collateral Invested Amount as of the end of the Payment Date                  90,000,000.00

************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                                               Aug-96
Household Affinity Credit Card Master Trust I, Series 1994-2                                         Sep-96
                                                                                                  16-Sep-96
************************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                                                       6.000000
   2. Principal distribution per $1,000 interest                                                   0.000000
   3. Interest distribution per $1,000 interest                                                    6.000000

B. Calculation of Class B Interest
   1. Class B Certificate Coupon                                                                  7.2000000%
   2. Beginning Class B Invested Amount                                                       40,000,000.00

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                                                1,542,182,615.61
      (b) Collections of FC&A                                                                 96,887,411.74
      (c) Collections of Principal                                                         1,445,295,203.87

   2. Allocation of Receivables
      (a) Class B Invested Percentage                                                             4.0000000%
      (b) Principal Allocation Percentage                                                N/A

   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account                                                                  NA
      (b) Total amount on deposit in Principal
          Funding Account                                                                                NA

   4. Delinquent Balances
      (a) Delinquent one payment -- ($)                                                      221,153,606.97
                                    (%)                                                                3.47%
      (b) Delinquent two payments -- ($)                                                      74,417,338.96
                                     (%)                                                               1.17%
      (c) Delinquent three or more payments -- ($)                                           148,467,797.74
                                               (%)                                                     2.33%

   5. Class B Investor Default Amount                                                            214,987.55


CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date                                                                                 0.00
      (b) The amount of Item 6(a) per $1,000 interest                                                  0.00
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other reductions                                                    0.00
      (d) The amount of Item 6(c) per $1,000 interest                                                  0.00
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B
          Invested Amount as of the end of such Payment Date                                           0.00

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date                                                                          0.00
      (b) Available Cash Collateral Amount as a percent of the
          Class B Invested Amount, each at close of business on the
          Payment Date                                                                                 0.00%

   8. Available Collateral Invested Amount                                                    90,000,000.00

   9. Deficit Controlled Amortization Amount for such Payment Date                                     0.00

D. Class B Pool Factor                                                                          1.000000000

E. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                                          6,300,312,024.87

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period                                 80,368,381.38

**************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                                               Aug-96
Household Affinity Credit Card Master Trust I, Series 1995-1                                      16-Sep-96
************************************************************

*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal Receivables)
   Payment Rate                                                                                      24.455%
   Annualized Gross Cash Yield                                                                       18.699%
   Annualized Default Rate                                                                            6.450%
   Annualized Portfolio Yield                                                                        12.249%

Delinquency status of accounts:
   1 payment ($)                                                                             221,153,606.97
   1 payment (%)                                                                                       3.47%
   2 payments ($)                                                                             74,417,338.96
   2 payments (%)                                                                                      1.17%
   3 payments or more ($)                                                                    148,467,797.74
   3 payments or more (%)                                                                              2.33%
        Total ($)                                                                            444,038,743.67
        Total (%)                                                                                      6.96%

Collections
   Principal                                                                               1,445,295,203.87
   Finance Charge                                                                             65,558,723.64
   Fees                                                                                        9,724,149.07
   Allocated Interchange                                                                      21,063,548.00
   Allocated Recoveries                                                                          540,991.03
   Total                                                                                   1,542,182,615.61

Aggregate Principal Shortfalls for Group 1                                                             0.00

Adjustment Payments                                                                                    0.00
Transfer Deposit Amount                                                                                0.00

Charge-Off Activity
   Defaulted Receivables                                                                      34,790,998.29
   Principal Recoveries                                                                        1,372,460.10
   Defaulted Receivables Repurchased Pursuant to Article 2.07                                          0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03                                          0.00
   Defaulted Amount                                                                           33,418,538.19

*** Reallocated Investor Finance Charge and Administrative Collections ***

Reallocated Investor Finance Charge and Administrative Collections                             9,294,706.42
Investor Defaulted Amount                                                                      3,224,813.33
Series Adjusted Portfolio Yield                                                                      12.140%

*** Class A Invested Percentage Allocations ***

Class A Invested Percentage                                                                      87.0000000%
Fixed Class A Invested Percentage                                                                87.0000000%

Class A Monthly Interest (Due) [Section 4.08(a)]                                               2,585,352.32
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]                                               0.00
Class A Additional Interest (Due) [Section 4.08(a)]                                                    0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]                                            0.00
Class A Investor Default Amount                                                                2,805,587.60
Allocable Servicing Fee (Due) [Section 3]                                                      1,000,000.00
Previously unpaid Allocable Servicing Fee                                                              0.00

Class A Required Amount [Section 4.10 (a)]                                                             0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req. Amount [Section 4.13(a)]                                 0.00
     From Cash Collateral Account Withdrawls [Section 4.14(b)]                                         0.00
     From Subordinated Principal Collections [Section 4.15(a)]                                         0.00
     Total ("Funded Class A Required Amount")                                                          0.00

Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)]                              8,086,394.59
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]                                      1,695,454.67
Funded Class A Required Amount                                                                         0.00
Excess Reallocated FC&A to cover previously unpaid Allocated Servicing Fee [Section 4.13(              0.00
Total Available for Class A Invested Percentage Allocations                                    6,390,939.92

Class A Monthly Interest (Paid)                                                                2,585,352.32
Overdue Class A Monthly Interest (Paid)                                                                0.00
Class A Additional Interest (Paid)                                                                     0.00
Overdue Class A Additional Interest (Paid)                                                             0.00
Reimb. of Class A Investor Default Amount (Paid)                                               2,805,587.60
Allocable Servicing Fee (Paid)                                                                 1,000,000.00
Previously unpaid Allocable Servicing Fee (Paid)                                                       0.00

Class A Interest Shortfall                                                                             0.00

*** Class B Invested Percentage Allocations ***

Class B Invested Percentage                                                                       4.0000000%
Fixed Class B Invested Percentage                                                                 4.0000000%

Class B Monthly Interest (Due) [Section 4.08(b)]                                                 154,000.00
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]                                               0.00
Class B Additional Interest (Due) [Section 4.08(b)]                                                    0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]                                            0.00
Class B Investor Default Amount                                                                  128,992.53

Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummulative Excess Interest                                       0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c)]                                                    0.00
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                                          0.00
     From Subordinated Principal Collections allocable to the Collateral Invested Amount               0.00
     Total Funded                                                                                      0.00

Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d)]                                              128,992.53
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                                          0.00
     From Subordinated Principal Collections allocable to the Collateral Invested Amount               0.00
     Total Funded                                                                                128,992.53

Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)]                                371,788.26
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]                                        217,788.26
Funded Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the Cummulative Excess Interest:                                      0.00
Funded Class B Default Amount                                                                    128,992.53
Total Available for Class B Floating Allocations                                                 282,992.53

Class B Monthly Interest (Paid)                                                                  154,000.00
Overdue Class B Monthly Interest (Paid)                                                                0.00
Class B Additional Interest (Paid)                                                                     0.00
Overdue Class B Additional Interest (Paid)                                                             0.00
Reimbursement Class B Investor Default Amount (Paid)                                             128,992.53

Class B Interest Shortfall                                                                             0.00

*** Collateral Invested Percentage Allocations ***

Collateral Invested Percentage                                                                    9.0000000%

Collateral Monthly Interest (Due) [Section 4.08(c)]                                              308,250.24
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]                                            0.00
Collateral Additional Interest (Due) [Section 4.08(c)]                                                 0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]                                         0.00
Collateral Investor Default Amount                                                               290,233.20

Collateral Invested Percentage of Reallocated FC&A                                               836,523.58
Amount that constitutes Excess FC&A [Section 2 def of Excess FC&A]                               836,523.58



Collateral Monthly Interest (Paid)                                                               308,250.24
Overdue Collateral Monthly Interest (Paid)                                                             0.00
Collateral Additional Interest (Paid)                                                                  0.00
Overdue Collateral Additional Interest (Paid)                                                          0.00
Reimbursement of Collateral Default Amount (Paid)                                                290,233.20

Collateral Interest Shortfall                                                                          0.00


*** Reimbursement of Shortfalls ***

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]                                    1,695,454.67
      Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]                                      217,788.26
      Excess from Collateral Interest Reallocated FC&A [Section 2 def]                           836,523.58
         Total                                                                                 2,749,766.51
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section 4.13(a)]                                             0.00
    Allocated to reimburse Class A Investor Charge-Offs [Section 4.13(b)]                              0.00
    Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.13(c)]                                                       0.00
    Allocated to fund the Class B Investor Default Amount [Section 4.13(d)]                      128,992.53
    Allocated to reimburse Class B Invested Amount reductions [Section 4.13(e)]                        0.00
    Allocated to pay current or overdue Collateral Monthly Interest,
       and Collateral Additional Interest [Section 4.13 (f)]                                     308,250.24
    Allocated to unpaid Allocated Servicing Fee from previous periods [Section 4.13(g)]                0.00
    Allocated to fund the Collateral Default Amount [Section 4.13(h)]                            290,233.20
    Allocated to reimburse Collateral Invested Amount reductions [Section 4.13(i)]                     0.00
    Allocated to the Cash Collateral Account [Section 4.13(j)]                                         0.00
    Allocated pursuant to the Collateral Agreement [Section 4.13(k)]                           2,022,290.54

Subordinated Principal Collections [Section 4.15]                                             18,130,803.22
   Allocated to Class A Required Amount [Section 4.15(a)]                                              0.00
   Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.15(b)]                                                       0.00
    Allocated to fund the Class B Investor Default Amount [Section 4.15(c)]                            0.00


*** Amortization Allocations ***

Amortization Events
   [Three Month Average Series Adjusted Portfolio Yield Test]                            Not Triggered
   Other Amortization Events                                                             Not Triggered
Transaction Period                                                                       REVOLVING

Principal Allocation Percentage                                                          N/A
Principal Allocation Percentage Numerator                                                N/A

Available Investor Principal Collections
     Investor Principal Collections                                                          129,850,202.64
     Subordinated Principal Collections                                                                0.00
     Series Allocable Miscellaneous Payments                                                           0.00
     Series 1995-1 Excess Principal Collections                                                        0.00
     [Subordinated Series Reallocated Principal Collections]                                           0.00
  Available Investor Principal Collections                                                   129,850,202.64

Collateral Principal Collections                                                              12,842,327.73

Controlled Distribution Amount                                                           N/A
Class A Monthly Principal (Due) [Section 4.09(a)]                                                      0.00
Class A Monthly Principal (Paid)                                                                       0.00

Deficit Controlled Amortization Amount                                                                 0.00

Total Available to Pay Class B Monthly Principal                                             129,850,202.64
Class B Monthly Principal (Due) [Section 4.09(b)]                                                      0.00
Class B Monthly Principal (Paid)                                                                       0.00

Collateral Monthly Principal (Due) [Section 4.09(c)]                                                   0.00
Collateral Monthly Principal (Paid)                                                                    0.00

Series 1995-1 Principal Shortfall                                                                      0.00
Trust Excess Principal Collections                                                           142,692,530.37


*** Funding Accounts ***

Class A Principal Funding Account deposit                                                N/A
Principal Distributed to Class A Certificateholders                                                    0.00
Class A Principal Funding Account Balance                                                N/A

Class B Principal Funding Account deposits                                                             0.00
Principal Distributed to Class B Certificateholders                                                    0.00
Class B Principal Funding Account Balance                                                N/A

Class A Interest Payment/Deposit
   from Collection Account                                                                     2,585,352.32
   from Principal Funding Account                                                        N/A
   Paid to Class A Certificateholders                                                          2,585,352.32
   Principal Funding Account Balance                                                     N/A

Class B Interest Payment/Deposit
   from Collection Account                                                                       154,000.00
   from Principal Funding Account                                                        N/A
   Paid to Class B Certificateholders                                                            154,000.00
   Principal Funding Account Balance                                                                   0.00

Class A Investor Charge-Offs                                                                           0.00
Reimbursement of Class A Investor Charge-Offs                                                          0.00
Cumulative Unreimbursed Class A Investor Charge-Offs                                                   0.00

Reduction of Class B Invested Amount (Other than Class B ICO)                                          0.00
Class B Investor Charge-Offs                                                                           0.00
Reimbursement of Class B Investor Charge-Offs                                                          0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductions                                    0.00

Reduction of the Collateral Invested Amount                                                            0.00
Previous month's ending Collateral Invested Amount                                            54,000,000.00
Current Month's ending Collateral Invested Amount                                             54,000,000.00
Reimbursement of Collateral Invested Amount reductions                                                 0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions                                          0.00

Unpaid current Allocated Servicing Fee                                                                 0.00
Reimbursement of unpaid Allocated Servicing Fee                                                        0.00
Cumulative unreimbursed unpaid Allocated Serving Fee                                                   0.00



*** Receivables Outstanding & Invested Amounts ***

Principal Receivables outstanding [Last Month]                                             6,217,762,366.21
Average Principal outstanding based upon additional accounts                               6,217,762,366.21
Principal Receivables outstanding [End of Month]                                           6,300,312,024.87
Finance Charge and Administrative Receivables outstanding                                     80,368,381.38

Class A Invested Amount                                                                      522,000,000.00
Class B Invested Amount                                                                       24,000,000.00
Collateral Invested Amount                                                                    54,000,000.00

Series Adjusted Invested Amount                                                              600,000,000.00
Series Required Sellers Amount                                                                42,000,000.00
Required Collateral Amount                                                                    54,000,000.00
Available Collateral Amount                                                                   54,000,000.00

Class A Certificate Balance                                                                  522,000,000.00
Class B Certificate Balance                                                                   24,000,000.00


*** Cash Collateral Account ***

Cash Collateral Account [Section 4.14]
   Begin Balance                                                                                       0.00
   Deposit of Excess Collections                                                                       0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                                                                      0.00
      To reimburse Class A Investor Charge-Offs                                                        0.00
      To pay current or overdue Class B Monthly
          Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount                                                                       0.00
      To fund the Class B Investor Default Amount                                                      0.00
      To reimburse Class B Invested Amount reductions                                                  0.00
             Total                                                                                     0.00
   Deposit of Collateral Monthly Principal                                                             0.00
   Net Available                                                                                       0.00
   Required Cash Collateral Amount                                                                     0.00
   Collateral Surplus                                                                                  0.00
   Cash Collateral Account Surplus                                                                     0.00
   End Balance                                                                                         0.00

Collateral Surplus (Prime)                                                                            (0.00)
Cash Collateral Account Surplus (Prime)                                                               (0.00)


*** Application of Funds Pursuant to the Collateral Agreement ***

Available Funds
            Collateral Interest                                                                  308,250.24
            Excess                                                                             2,022,290.54
            Earnings on Cash Collateral Account                                                        0.00
            Earnings on Spread,Volatility, Principal Retention and Non-Prin Retention Acc         41,736.54
            Non-Principal Retention Account                                                            0.00
            Volatitility Account Funds                                                         2,834,180.51
     Available Non-Principal Funds plus Volatility Account Funds                               5,206,457.83
     Available Principal Funds                                                                         0.00

Interest Due on the CA Investor Principal Balance                                                277,583.58
Fees, expenses and other amounts due                                                                   0.00

Application of Available Funds
     Application of Available Non-Principal Funds [CA Section 2.10(a)]
          Payment of Interest [CA Section 2.10(a)(i)]                                            277,583.58
          Payment of CA Investor Charge-offs [CA Section 2.10(a)(ii)]                                  0.00
          Payment of fees, expenses and other amounts [CA Section 2.10(a)(iii)]                        0.00
          Payment to reduce CA Investor Princ. Bal. to Target Amount, pursuant to  CA Sec              0.00
          Deposit to Non-Principal Retention Account [CA Section 2.10 (a) (iv)]                        0.00
          Allocated to cover the Spread Account Deficiency [CA Section 2.10(a)(v)]                     0.00
          Deposit to Volatility Account [CA Section 2.10 (a) (vi)]                                     0.00
          Remaining Funds to be Paid to HAFC (CA Residual Interest Holder) [CA Section 2.      4,928,874.25

     Application of Available Principal Funds [CA Section 2.10(b)]
          Payment to reduce CA Investor Principal Balance [CA Section 2.10(b)(i)]                      0.00
          Payment cover remaining CA Investor Charge-offs [CA Section 2.10(b)(ii)]                     0.00
          Payment cover deficiencies of Non-Principal Applications, pursuant to CA Section 2.10(b)(iii)
               Payment of unpaid Interest                                                              0.00
               Payment of unpaid CA Investor Charge-offs                                               0.00
               Payment of unpaid fees, expenses and other amounts                                      0.00
          Deposit to the Principal Retention Account (during early am only) [CA Section 2              0.00
          Remaining Funds to be Paid to HAFC (CA Residual Interest Holder) [CA Section 2.              0.00

Withdrawls from the Spread Account, pursuant to Section 2.11(b)
          Payment of Interest                                                                          0.00
          Payment of CA Investor Charge-offs                                                           0.00
          Payment of fees, expenses and other amounts                                                  0.00
          Payment to reduce CA Investor Princ. Balance to Target Amount, pursuant to  2.1              0.00
          Excess of Spread Amount over Spread Cap to CA Residual Interest                              0.00

Current Excess Spread                                                                          2,094,693.74
Monthly Excess Spread Percentage                                                                       4.19%
Volatility Event                                                                         NO
Bi-Monthly Excess Spread Percentage                                                                    4.86%
Quarterly Excess Spread Percentage                                                                     4.18%
Bi-Annual Excess Spread Percentage
CA Investor Interest                                                                                   0.00
CA Investor Target Invested Amount                                                            54,000,000.00
CA Investor Principal Balance                                                                 54,000,000.00
CA Investor Invested Amount                                                                   54,000,000.00
CA Investor Charge-offs                                                                                0.00%
CA Investor Percentage (after dist. this month)                                                      100.00%

CA Residual Interest (after dist. this month)                                                          0.00
CA Residual Invested Amount (after dist. this month)                                                   0.00
CA Residual Target                                                                                     0.00

Spread Account
     Overall Spread Account Cap                                                                6,000,000.00
          Quarterly Excess Spread Cap                                                          6,000,000.00
          Bi-Annual Excess Spread Cap                                                          3,000,000.00
          Reserved                                                                                     0.00
          Reserved                                                                                     0.00
                                                                                         N/A
     Spread Account Withdrawls                                                                         0.00
     Spread Account Deposits                                                                           0.00
     Spread Account Amount                                                                     6,000,000.00
     Spread Account Deficiency                                                                         0.00

     Volatility Account  Amount                                                                        0.00


     Principal Retention Account                                                                       0.00
     Non-Principal Retention Account                                                                   0.00




Calculation of Collateral Agreement Commitment Fee

Current CA Investor Principal Balance                                                         54,000,000.00

Current CA Investor Target Invested Amount                                                    54,000,000.00

Current CA Investor Commitment Amount                                                                  0.00

CA Investor Commitment Fee Rate

CA Investor Commitment Fee                                                                             0.00

*******************************************************************
Household Finance Corporation
Household Affinity Funding Corporation                                                            31-Aug-96
Household Affinity Credit Card Master Trust I, Series 1995-1                                      16-Sep-96
********************************************************************

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                                                       4.952782
   2. Principal distribution per $1,000 interest                                                   0.000000
   3. Interest distribution per $1,000 interest                                                    4.952782

B. Calculation of Class A Interest

   1. Calculation of Class A Certificate Rate
     (a) One-month LIBOR                                                                           5.421880%
     (b) Spread                                                                                    0.150000%
     (c) Class A Certificate Rate                                                                  5.571880%
   2. Beginning Invested Amount                                                              522,000,000.00
   3. Days in the Interest Period                                                                        32

C. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                                                1,542,182,615.61
      (b) Collections of Finance Charge & Administrative Receivables                          96,887,411.74
      (c) Collections of Principal                                                         1,445,295,203.87

   2. Allocation of Receivables
      (a) Class A Invested Percentage                                                          87.000000000%
      (b) Principal Allocation Percentage                                                N/A

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account                                                                      NA
      (b) Total amount on deposit in Principal
          Funding Account                                                                                NA

   4. Delinquent Balances
      (a) Delinquent one payment -- ($)                                                      221,153,606.97
                                    (%)                                                                3.47%
      (b) Delinquent two payments -- ($)                                                      74,417,338.96
                                     (%)                                                               1.17%
      (c) Delinquent three or more payments -- ($)                                           148,467,797.74
                                               (%)                                                     2.33%

   5. Class A Investor Default Amount                                                          2,805,587.60


CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution
          Date(s) with respect to the Payment Date                                                     0.00
      (b) The amount of Item 6(a) per $1,000 interest                                                  0.00
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs                                                                         0.00
      (d) The amount of Item 6(c) per $1,000 interest                                                  0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of such Payment Date                                           0.00

   7. Allocable Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Date                                                 1,000,000.00

   8. Deficit Controlled Amortization Amount for such Payment Date                                     0.00

D. Class A Pool Factor                                                                          1.000000000

E. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                                          6,300,312,024.87

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period                                 80,368,381.38

F. Class B Certificates

   1. Class B Invested Amount as of the end of the Payment Date                               24,000,000.00

   2. Available Collateral Invested Amount as of the end of the Payment Date                  54,000,000.00